UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
☐ Preliminary Information
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒  Definitive Information Statement

ROCKPORT HEALTHCARE GROUP, INC.

(Name of Registrant As Specified In Its Charter)

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☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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ROCKPORT HEALTHCARE GROUP, INC.

50 BRIAR HOLLOW LANE, SUITE 515 W

HOUSTON, TEXAS 77027

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

To the Stockholders of Rockport Healthcare Group, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Rockport Healthcare Group, Inc., pursuant to Section 228(e) of the General Corporation Law of the State of Delaware, which we refer to as the “DGCL.”  On May 16, 2007, upon the recommendation of a special committee of our board of directors (the “Board of Directors” or “Board”) and the unanimous approval of our Board, we entered into a stock purchase agreement for the sale of Rockport Community Network, Inc., a Nevada corporation and our wholly owned subsidiary (“RCN”), with and to Nexus Asset Acquisition Co., a Delaware corporation.  Our Board of Directors recommended the transaction for the approval of our stockholders.  Pursuant to the terms of the stock purchase agreement, we will contribute substantially all of our assets and certain liabilities, which we expect to be all of the known liabilities of the business, to RCN prior to the consummation of the stock purchase.  Also on May 16, 2007, the holders of a majority of the aggregate voting power of our issued and outstanding voting securities, approved the transaction in accordance with Section 228 of the DGCL.

Because all trademarks, trade names and service marks used by us in connection with the healthcare management business are being contributed to RCN, we will amend our certificate of incorporation, as amended, pursuant to Section 242(a) of the DGCL to change our name to RPHL Acquisition Corp.  On May 30, 2007, our Board of Directors adopted a resolution setting forth the proposed amendment and declared it advisable and in the best interests of us and our stockholders and recommended the proposed amendment for the approval of our stockholders.  Also on May 30, 2007, the holders of a majority of the aggregate voting power of our issued and outstanding voting securities delivered to us a written consent in lieu of a special meeting of stockholders approving the proposed amendment changing the name of the Company in accordance with Section 228 of the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Neither your vote nor consent is requested or required to approve these matters.  The accompanying Information Statement is provided solely for your information.  The accompanying Information Statement also serves as the notice required by Section 228(e) of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of our Company’s stockholders.

By order of the Board of Directors,

/s/ Harry M. Neer

Harry M. Neer

President and Chief Executive Officer

Houston, Texas

June 11, 2007

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ROCKPORT HEALTHCARE GROUP, INC.

50 BRIAR HOLLOW LANE, SUITE 515 W

HOUSTON, TEXAS 77027

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C AND
SCHEDULE 14C THEREUNDER

June 11, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being distributed to notify the stockholders of record of Rockport Healthcare Group, Inc., a Delaware corporation (“we,” “us,” “Rockport,” or the “Company”), that our board of directors (the “Board of Directors” or “Board”), upon the recommendation of a special committee comprised entirely of independent directors and the receipt of a fairness opinion from our financial advisor declaring the proposed transaction fair from a financial point of view to our stockholders, a copy of which is annexed hereto as Appendix C, has unanimously approved, adopted, ratified, and declared advisable to our stockholders, the purchase and sale (the “Stock Purchase”) by and to Nexus Asset Acquisition Co., a Delaware corporation (“Nexus”), of 100% of the outstanding common stock of our wholly owned subsidiary Rockport Community Network, Inc., a Nevada corporation (“RCN”).  Prior to the consummation of the Stock Purchase, we will transfer substantially all of the assets and certain liabilities relating to our healthcare management business, as a contribution to capital, to RCN.  As such, the consummation of the Stock Purchase may be deemed to result in the sale of substantially all of our assets to Nexus on the terms and subject to the conditions set forth in the Stock Purchase Agreement, dated May 16, 2007, a copy of which is annexed hereto as Appendix A and incorporated herein by reference (the “Stock Purchase Agreement”).

This transaction involves the sale or transfer of a significant portion of our assets, business and operations and could constitute a sale of substantially all of the property and assets of Rockport within the meaning of Section 271(a) of the General Corporation Law of the State of Delaware, which we refer to as the DGCL.  Because a transaction subject to Section 271(a) of the DGCL requires the approval of the holders of a majority of our outstanding stock entitled to vote thereon, under the terms of the Stock Purchase Agreement,  the approval of our stockholders is required to complete the Stock Purchase.

On May 16, 2007, the stockholders of the Company, representing approximately 52% of the aggregate voting power of our common stock, par value $.001 per share (the “Common Stock”), entered into a voting agreement with Nexus, a copy of which is annexed hereto as Appendix B, whereby they delivered to us a written consent in lieu of a special meeting of stockholders approving the Stock Purchase and the Stock Purchase Agreement in accordance with Section 228 of the DGCL.  Therefore, all required corporate approvals of the transaction have been obtained.

Because all trademarks, trade names and service marks used by the Company in connection with the healthcare management business are being contributed to RCN, the Company will amend its certificate of incorporation, as amended, pursuant to Section 242(a) of the DGCL to change its name to RPHL Acquisition Corp. On May 30, 2007, the Board of Directors adopted a resolution setting forth the proposed amendment and declared it adviseable and in the best interests of the Company and its stockholders and recommended the proposed amendment for the approval of our stockholders.  Also on May 30, 2007, the holders of a majority of the aggregate voting power of our common stock delivered to us a written consent in lieu of a special meeting of stockholders approving the proposed amendment changing the name of the Company in accordance with Section 228 of the DGCL.

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This Information Statement is first being mailed to stockholders on or about June 11, 2007.  This Information Statement is being distributed to you, our stockholders, in accordance with the requirements of Section 228(e) DGCL and Section 14(c) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement describes in greater detail the transactions contemplated by the Stock Purchase Agreement.

Pursuant to Rule 14c-2 promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Exchange Act, the Stock Purchase may not be completed until at least 20 calendar days following the date on which this Information Statement is sent or given to our stockholders.  Therefore, notwithstanding the execution and delivery of the written consent of our stockholders, we believe that the earliest possible date on which the Stock Purchase can be completed is July 2, 2007.

We will request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Outstanding Shares and Voting Rights

As of May 16, 2007 and May 30, 2007, the Company’s authorized capitalization consisted of 50,000,000 shares of Common Stock, of which approximately 19,823,936 were issued and outstanding, and 1,000,000 shares of preferred stock, $.001 par value per share, of which none were issued and outstanding.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to a vote of the stockholders.  The total number of shares of Common Stock issued and outstanding for the purpose of determining the necessary number of voting shares for approval of the proposed transaction and proposed amendment to the certificate of incorporation was 19,823,936, as of May 16, 2007 and May 30, 2007.  Notwithstanding the foregoing, however, because consenting stockholders holding at least a majority of the aggregate voting power of all issued and outstanding shares of capital stock have voted in favor of the foregoing proposals by resolution dated May 16, 2007 and May 30, 2007, respectively, and have sufficient voting power to approve such proposals through their ownership of capital stock.  No other stockholder consents or approvals will be solicited in connection with this Information Statement.

Notice Pursuant to Section 228(e) of the DGCL

Pursuant to Section 228(e) of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders who have not consented in writing to such action, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of the stockholders to take action were delivered to Rockport.  This Information Statement is intended to provide such notice.

Statement Regarding Forward-Looking Information

This Information Statement and all appendices attached or documents incorporated in this Information Statement by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition and results of operations and business.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

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QUESTIONS AND ANSWERS ABOUT THE STOCK PURCHASE

The following questions and answers are intended to respond to frequently asked questions concerning the Stock Purchase.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices.

Q.

What transaction is proposed?

A.

On May 16, 2007, we entered into a Stock Purchase Agreement with Nexus, pursuant to which we agreed to sell to Nexus 100% of the outstanding common stock of our wholly owned subsidiary RCN.  Prior to the consummation of the Stock Purchase, we will transfer substantially all of the assets relating to our healthcare management business, as a contribution to capital, to RCN, together with certain related liabilities, which we expect to be all of the known liabilities of the business.  As such, the completion of the Stock Purchase by Nexus will result in the sale of substantially all of our assets to Nexus on the terms and subject to the conditions set forth in the Stock Purchase Agreement

Q.

What are the reasons for the Stock Purchase?

A.

We have been funding our operations primarily through the borrowing of funds from one of our directors and from various outside sources.  As of May 16, 2007, we had approximately $1,450,000 of notes payable outstanding.  Of this amount, approximately $1,250,000 consisted of note payables due to Mr. John K. Baldwin, one of our directors, which notes are overdue.  Based on our financial position and results of operations, we have not been able to raise additional funds through the issuance of debt or equity securities.  As such, we have been unable to make the required repayments of our debt obligations.

Due to our financial condition, along with other factors including our inability to raise additional debt or equity capital on terms we feel commercially reasonable, our Board of Directors, upon the advice and determination of a special committee, comprised entirely of independent directors, appointed to evaluate this transaction, and upon the receipt of a fairness opinion from our financial advisor declaring the proposed transaction fair from a financial point of view to our stockholders, deemed it advisable and in the best interests of our stockholders to enter into the Stock Purchase Agreement and to consummate the Stock Purchase.  We anticipate that a portion of the purchase price will be used to repay substantially all of our outstanding note payables and other outstanding known indebtedness and other known obligations, including outstanding note payables and accrued expenses and fees payable to certain of our directors and officers.  After payment of the foregoing amounts, we intend to make a dividend to our stockholders of the remaining purchase price.  Accordingly, we have determined that the Stock Purchase is prudent at this time.

Q.

What vote of stockholders is required to approve the Stock Purchase?

A.

Approval of the Stock Purchase requires approval by the holders of a majority of the aggregate voting power of the issued and outstanding shares of capital stock of Rockport.  Our stockholders, holding a majority of the aggregate voting power of the issued and outstanding shares of capital stock of Rockport, on May 16, 2007, have consented in writing to the Stock Purchase pursuant to the terms of the Stock Purchase Agreement.  This action by our stockholders is sufficient to obtain the stockholder vote necessary to approve the Stock Purchase without the approval of any other stockholder.  Therefore, you are not required to vote and your vote is not being sought.

On May 16, 2007, Nexus entered into a voting agreement with each of our directors.  Our directors hold a majority of the aggregate voting power of the issued and outstanding shares of capital stock of Rockport.  Pursuant to the voting agreement, each of our directors, solely in his capacity as a stockholder of the Company, agreed, among other things, to take certain actions in furtherance of the Stock Purchase, including causing the execution and delivery of a written consent in accordance with Section 228 of the DGCL, pursuant to which our stockholders consented to the adoption of the Stock Purchase Agreement and the approval of the Stock Purchase.

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Q.

When will the transaction be completed?

A.

We have been working towards completing this transaction as quickly as possible.  We executed the Stock Purchase Agreement on May 16, 2007 and we anticipate that the Stock Purchase will be consummated in June 2007, or as soon as practicable following the satisfaction or waiver of the closing conditions set forth in the Stock Purchase Agreement.

Q.

What will our business be after completion of the Stock Purchase?

A.

We have not yet made any definitive determination about our future business plans once the Stock Purchase is consummated.  Immediately following the consummation of the Stock Purchase, we will have no operating business or source of revenues. Our Board of Directors is evaluating several possible options, including a possible transaction in which we sell or merge our “public” shell company to or with a private operating business whereby our stockholders would retain some ownership interest in the surviving public corporation. To date, we have not entered into any agreements with any parties to complete such a transaction, and should our Board determine to pursue such a transaction, there is no assurance that we will be able to find a potential suitor on terms favorable to us, if at all.

Q.

Will I receive anything in this transaction?

A.

We anticipate that a portion of the purchase price will be used to repay substantially all of our outstanding note payables and other known outstanding indebtedness and other obligations, including outstanding note payables and accrued expenses and fees payable to certain of our directors and officers, which we must pay off as a condition to closing. After payment of the foregoing amounts, we intend to make a dividend to our stockholders of the remaining purchase price.  The record date for the determination of the stockholders entitled to such dividend has not been determined, but it is expected that it will be after the completion of the Stock Purchase.

Q.

Will I still be able to sell my stock?

A.

Our Common Stock will, subject to regulatory requirements, including our continuing to meet all of our current SEC filing requirements, continue to be quoted on the OTC Bulletin Board after the transaction.  Due to our financial situation, we will have nominal cash after the completion of the Stock Purchase and as such we may not be able to meet all of our current SEC filing requirements.

Q.

Why is the Company amending its certificate of incorporation to change its name?

A.

Because all trademarks, trade names and service marks used by the Company in connection with the healthcare management business are being contributed to RCN, the Company is under an obligation to amend its certificate of incorporation, pursuant to Section 242(a) of the DGCL, to change its name to a name not using “Rockport.”  On May 30, 2007, the Board of Directors adopted a resolution setting forth the proposed amendment to change the Company’s name to RPHL Acquisition Corp. and declared it advisable and in the best interests of the Company and its stockholders and recommended the proposed amendment for the approval of our stockholders.  Also on May 30, 2007, the holders of a majority of the aggregate voting power of our common stock delivered to us a written consent in lieu of a special meeting of stockholders approving the proposed amendment changing the name of the Company in accordance with Section 228 of the DGCL.

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Q.

Do I have appraisal or dissenter’s rights in connection with the Stock Purchase?

A.

No.  Under the DGCL, holders of our Common Stock are not entitled to appraisal or dissenter’s rights in connection with the Stock Purchase described in this Information Statement.

Q.

Whom do I call if I have questions?

A.

If you have any questions, require assistance, or need additional copies of this Information Statement or other related materials, you should call Harry M. Neer, our President and Chief Executive Officer at: (713) 621-9424.

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STOCK PURCHASE

General

Our Board of Directors is using this Information Statement to inform our stockholders about the proposed Stock Purchase and sale of substantially all of our assets to Nexus.  The transaction will occur pursuant to the terms of the Stock Purchase Agreement.  Our Board of Directors appointed a special committee, comprised entirely of independent directors, to evaluate the transaction, and both the special committee and the Board found this transaction to be in the best interest of the Company and its stockholders and unanimously approved the transaction.  In connection with this transaction, the Company also obtained a fairness opinion from our financial advisor that the purchase price to be received by the Company was fair from a financial point of view to the holders of our Common Stock.  Upon receipt of the fairness opinion, our special committee and the Board ratified the Stock Purchase and the Stock Purchase Agreement. Our stockholders holding a majority of the aggregate voting power of our Common Stock, have affirmatively consented in writing, approving the Stock Purchase and the Stock Purchase Agreement and have signed a Voting Agreement in connection therewith.  Since such stockholders hold more than 50% of the aggregate voting power of our issued and outstanding voting stock and the favorable vote of a majority of the outstanding shares of our stock is required for stockholder approval of this transaction, no other approval by our other stockholders is required or will be sought.

Company Information

Rockport is a management company dedicated to developing, operating and managing networks consisting of healthcare providers and medical suppliers that serve employees with work−related injuries and illnesses. Rockport offers access to a comprehensive healthcare network at a local, state or national level for its clients and their customers. Typically, Rockport’s clients are property and casualty insurance companies, employers, bill review/medical cost containment companies, managed care organizations, software/bill review companies and third party administrators. The Company contracts with physicians, hospitals and ancillary healthcare providers at rates below the maximum allowed by applicable state fee schedules, or if there is no state fee schedule, rates below usual and customary allowables for work−related injuries and illnesses. The Company generates revenue by receiving as a fee, a percentage of the medical cost savings realized by its clients. The medical cost savings realized by its clients is the difference between the maximum rate allowed for workers’ compensation medical services in accordance with the state allowed fee schedules or usual and customary allowables and the discounted rates negotiated by the Company with its healthcare providers.

Our Business After the Stock Purchase

We have not yet made any definitive determination about our future business plans once the Stock Purchase is consummated.  Immediately following the consummation of the Stock Purchase, we will have no operating business or source of revenues. Our Board of Directors is evaluating several possible options, including a possible transaction in which we sell or merge our “public” shell company to or with a private operating business whereby our stockholders would retain some ownership interest in the surviving public corporation. To date, we have not entered into any agreements with any parties to complete such a transaction, and, should our Board determine to pursue such a transaction, there is no assurance that we will be able to find a potential suitor on terms favorable to us, if at all.

Consequences to Stockholders

After the closing and repayment of our current debts and liabilities, Rockport intends to issue a dividend payment to the Rockport stockholders of the remaining purchase price.  Such dividend payment will be made with the consideration received after the repayment of certain debts and liabilities. The record date for the determination of the stockholders entitled to such dividend has not been determined, but it is expected that it will be after the completion of the Stock Purchase. Our Common Stock will, subject to regulatory requirements, including our continuing to meet all of our current SEC filing requirements, remain quoted on the OTC Bulletin Board after the transaction.  Due to our financial situation, we will have nominal cash after the completion of the Stock Purchase and as such we may not be able to meet all of our current SEC filing requirements.

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Background and Reason for the Sale

Due to our financial condition, debt repayment obligations, and the inability to continue our ongoing operations with our current cash flow, along with other factors including our inability to raise additional debt or equity capital on terms we feel commercially reasonable, our Board of Directors, upon the advice and determination of a special committee of independent directors appointed to evaluate this transaction, and upon the receipt of a fairness opinion from our financial advisor declaring the proposed transaction fair from a financial point of view to our stockholders, deemed it advisable and in the best interests of Rockport and our stockholders to enter into the Stock Purchase Agreement.  Our Board of Directors formed a  committee comprised of Messrs. Eric Kolstad and Larry Hinson to consider the proposed Stock Purchase. The special committee was delegated the sole authority to retain independent counsel if necessary in its view, and to consider, modify and approve the proposed Stock Purchase and to consider any factors and make any conditions to such approval that they deemed necessary or advisable. The special committee, with the assistance of our financial advisor, considered whether the terms of the proposed Stock Purchase were fair and reasonable to and in the best interest of Rockport and its stockholders and assessed the relative benefits that would be received by Rockport. We anticipate that a portion of the purchase price will be used to repay substantially all of our outstanding note payables and other outstanding obligations, including outstanding note payables and accrued expenses and fees payable to certain of our directors and officers, which we must pay off as a condition to closing. After payment of the foregoing amounts, we intend to make a dividend to our stockholders of the remaining purchase price.  The special committee determined that, in addition to the foregoing reasons and in light of the consideration provided by Nexus, the proposed Stock Purchase was fair and reasonable to and in the best interests of Rockport and its stockholders.

Summary of Stock Purchase Agreement Terms

In consideration for the Stock Purchase, Nexus has agreed to pay us a purchase price of approximately $1.92 million, subject to adjustment.  In addition, Nexus agreed to assume certain liabilities related to our healthcare management business, which we expect to be all of the known liabilities of the business, and the payment of certain of our expenses related to the Stock Purchase.

We anticipate that a portion of the purchase price will be used to repay substantially all of our outstanding note payables and other outstanding obligations, including outstanding note payables and accrued expenses and fees payable to certain of our directors and officers.  After payment of the foregoing amounts, we intend to make a dividend to our stockholders of the remaining purchase price. The record date for the determination of the stockholders entitled to such dividend has not been determined, but it is expected that it will be after the completion of the Stock Purchase.

The consummation of the Stock Purchase Agreement is subject to the satisfaction or waiver of certain closing conditions, including without limitation the following remaining conditions (capitalized terms not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement attached hereto as Appendix A):

•

the mailing of this information statement to our stockholders;

•

that there shall not have been, and continue to be in effect, any action of any governmental entity that would render the parties to the Stock Purchase Agreement unable to consummate the transactions set forth in the Stock Purchase Agreement, or that would make such transactions illegal;

•

the mutual agreement between us and Nexus with the documentation related to the contribution of the assets and liabilities to be transferred to RCN;

•

that there shall not have occurred a material adverse change in us or our business, and that no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a material adverse change in us or our business;

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•

the entrance into mutually acceptable employment arrangements between Nexus, or an affiliate of Nexus, and certain of our key management, including one of our directors, Mr. Harry Neer, and two officers related to Mr. Neer; and

•

that RCN shall have received all material government consents required in connection with the operation of the business after the closing date.

The closing of the Stock Purchase is not conditioned upon Nexus having secured financing.

Contribution

Pursuant to the terms if the Stock Purchase Agreement and prior to the consummation of the Stock Purchase, we will transfer substantially all of the assets relating to our healthcare management business, as a contribution to capital, to RCN, together with certain related liabilities which we expect to be all of the known liabilities of the business, including our lease for our principal executive office at the address first set forth in this Information Statement.  As such, the consummation of the Stock Purchase may be deemed to result in the sale of substantially all of our assets to Nexus on the terms and subject to the conditions set forth in the Stock Purchase Agreement.  Furthermore, following consummation of the Stock Purchase, we expect that RCN will operate the healthcare management business, as a wholly owned subsidiary of Nexus, out of the principal executive offices.

Amendment of Charter

Because all trademarks, trade names and service marks used by the Company in connection with the healthcare management business are being contributed to RCN, the Company will amend its certificate of incorporation, as amended, pursuant to Section 242(a) of the DGCL to change its name to RPHL Acquisition Corp. On May 30, 2007, the Board of Directors adopted a resolution setting forth the proposed amendment and declared it advisable and in the best interests of the Company and its stockholders.  Also on May 30, 2007, the holders of a majority of the aggregate voting power of our common stock of the Company delivered to us a written consent in lieu of a special meeting of stockholders approving the proposed amendment changing the name of the Company in accordance with Section 228 of the DGCL.  Therefore, all required corporate approvals of the transaction have been obtained.

Additional Agreements

On May 16, 2007, Nexus entered into a voting agreement with John K. Baldwin, Harry M. Neer, Larry K. Hinson, and Eric H. Kolstad (the “Principal Stockholders”) pursuant to which each of the Principal Stockholders agreed, among other things, to take certain actions in furtherance of the Stock Purchase, including causing the execution and delivery of a written consent in accordance with Section 228 of the DGCL, pursuant to which the Principal Stockholders consented to the adoption of the Stock Purchase Agreement and the approval of the Stock Purchase.

Required State or Federal Regulatory Approval

No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed Stock Purchase other than the federal securities laws.  We must file with, and have accepted by, a certificate of amendment with the Secretary of State of the State of Delaware to amend our certificate of incorporation.

Appraisal Rights/ Dissenter’s Rights

Under the DGCL, holders of shares of the Company’s Common Stock are not entitled to appraisal or dissenter’s rights in connection with the Stock Purchase or the amendment to our certificate of incorporation.

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Vote Required and Obtained

The vote, which was required to approve the matters above, was the affirmative vote of the holders of a majority in interest of our voting capital stock as of May 16, 2007.  Our Common Stock is the only voting capital stock of the Company that is issued and outstanding.  Each holder of our Common Stock is entitled to one vote for each share held.  Section 228(a) of the DGCL provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for an annual or special meeting.  Pursuant to Section 271(a) of the DGCL, a majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to approve the sale of substantially all of our assets.  On May 16, 2007, we received a written consent of the holders of a majority in interest of our voting capital stock as of May 16, 2007 approving the Stock Purchase.  Accordingly, our stockholders will not be asked to take action on the Stock Purchase. On May 30, 2007, we received a written consent of the holders of a majority in interest of our voting capital stock as of May 30, 2007 approving the amendment to our certificate of incorporation.  Accordingly, our stockholders will not be asked to take action on the amendment to our certificate of incorporation.

Fairness Opinion

The special committee of our Board of Directors retained Howard Frazier Barker Elliott, Inc. (“HFBE”) as their financial advisor to review the Stock Purchase and the Stock Purchase Agreement and to render an opinion as to the fairness, from a financial point of view to the holders of our common stock, of the purchase price to be received by the Company.   As described herein, HFBE’s opinion, dated May 30, 2007, together with the related presentation to the special committee and the Board of Directors, was one of various conditions and factors taken into consideration by the special committee and Board of Directors in making its determination to approve and ratify the Stock Purchase and the Stock Purchase Agreement.

At a May 30, 2007 meeting of Rockport’s special committee and Board of Directors, representatives of HFBE made a presentation with respect to the Stock Purchase and rendered to the special committee and the Board of Directors HFBE’s opinion that, as of such date, based on the assumptions made, matters considered and limits of review undertaken by HFBE, the purchase price to be received by the Company was fair, from a financial point of view to the holders of our Common Stock. Upon receipt of the fairness opinion, our special committee and the Board ratified the Stock Purchase and the Stock Purchase Agreement.

The full text of HFBE’s written opinion, dated May 30, 2007, which sets forth the assumptions made, matters considered and limitations on review undertaken, is attached to this Information Statement as Appendix C.  HFBE’s opinion is directed to the special committee and the Board of Directors and addresses the fairness of the purchase price to be received the Company from a financial point of view to the holders of our common stock.  HFBE’s opinion does not address the underlying decision of Rockport to engage in the transaction.  The discussion of the HFBE opinion set forth in this Information Statement is qualified in its entirety by reference to the full text of such opinion.

In connection with its opinion, HFBE reviewed certain publicly available financial information and other information concerning Rockport and certain internal analyses and other information furnished to it by Rockport.  HFBE also held discussions with the members of management of HFBE regarding this information and the business and prospects of Rockport.  HFBE did not independently verify any of the information described above and for purposes of its opinion assumed the accuracy, completeness and fairness of all such information.  HFBE did not make and it was not provided with an independent evaluation or appraisal of the assets of Rockport.  With respect to any financial information furnished by or discussed with Rockport, HFBE assumed that such information was prepared on the basis of reasonable assumptions and reflected the best currently available judgments and estimates of the management of Rockport as to the likely future financial performance of Rockport.  HFBE’s opinion is based on market, economic and other conditions as they existed and could be evaluated as of the date of such opinion.

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The presentation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial or summary description.  The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses.  In addition, analyses relating to the value of the business or securities do not purport to be appraisals or to reflect the prices at which businesses, companies or securities actually may be sold.  Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.  In arriving at its opinion, HFBE made qualitative judgments as to the significance and relevance of each analysis and factor considered by it.  Accordingly, HFBE believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create an incomplete view of the processes underlying such analyses and its opinion.

Related Party Transactions

Voting Agreement

As a condition and in order to induce Nexus to enter into this transaction each of our directors entered into an agreement with Nexus pursuant to which each such person in his capacity as a stockholder of the Company agreed, among other things, to take certain actions in furtherance of the Stock Purchase, including causing the execution and delivery of a written consent in accordance with Section 228 of the DGCL, pursuant to which such individual consented to the adoption of the Stock Purchase Agreement and the approval of the Stock Purchase.  A copy of the Voting Agreement is attached hereto as Appendix B.

Neer Employment or Consulting Agreements

As a condition to closing, each of Harry Neer, Gregory Neer and Mark Neer must enter into employment or consulting agreements with RCN or an affiliate of Nexus on terms reasonably satisfactory to Nexus.

Conversion and/or Repayment of Debts and Fees

Baldwin Note Conversions

On May 16, 2007, prior to the execution of the Voting Agreement, Stock Purchase Agreement, or written consent of stockholders discussed above, one of our directors, Mr. John K. Baldwin, agreed to convert certain convertible notes in the aggregate outstanding principal amount, together with accrued interest, of approximately $1 million held by Mr. Baldwin into 4,584,052 shares of our Common Stock in lieu of payment.  The convertible notes consisted of:

(i) a convertible note dated June 18, 2001, in the original principal amount of $300,000, convertible at $0.36 per share;

(ii) convertible note dated March 30, 2004 in the original principal amount of $60,000, convertible at $0.18 per share;

(iii) convertible note dated June 10, 2004 in the original principal amount of $270,000 (which was extended June 13, 2005), convertible at $0.20 per share; and

(iv) convertible note dated November 1, 2004 in the original principal amount of $135,000 (which was extended June 13, 2005), convertible at $0.18 per share.

The above notes were past due as of May 16, 2007.  Mr. Baldwin agreed to waive any penalties related thereto.

12

Repayment of Non Convertible Baldwin Note

In addition to the convertible notes discussed above, Mr. Baldwin has a promissory note in the original principal amount of $250,000 with accrued but unpaid interest of approximately $30,000, all of which shall be paid to Mr. Baldwin upon consummation of the Stock Purchase.

Harry Neer Past Due Expenses

Upon consummation of the Stock Purchase, we will pay approximately $11,000 to Harry Neer for accrued but unpaid past due expenses owed to him for services rendered to the Company.

Baldwin Legal Fees

Upon consummation of the Stock Purchase, we will pay Mr. Baldwin approximately $250,000 in accrued and unpaid legal fees.

Other Agreements

Bannon Overwrite Obligation

During September 1998, the Company acquired Newton Healthcare Network, LLC from Bannon Energy Incorporated (“Bannon”) of which Robert D. Johnson, a former director of the Company, was sole owner of Bannon, pursuant to a purchase and sale agreement.  In accordance with the purchase and sale agreement, Bannon received a commission overwrite of 2% of the gross revenue attributable to RCN, and the Company (the “Overwrite Obligation”).  For the nine months ended December 31, 2006, Bannon earned $39,966.  On May 15, 2007, Bannon agreed with the Company and RCN to terminate the Overwrite Obligation upon consummation of the Stock Purchase in exchange for $180,000.

Protegrity Redemption

In July 2003, we purchased all healthcare provider agreements from Protegrity Services, Inc., (“Protegrity”), a wholly owned subsidiary of Protegrity Holdings, Inc. (“Holdings”), pursuant to an asset purchase agreement that included an earnout fee through July 2008.  We issued 500,000 shares of our Common  Stock to Holdings as consideration for the purchased assets, and provided that our Common Stock did not trade above $1.00 per share prior to July 2008, we agreed to purchase from Holdings at a price of $1.00 per share any outstanding shares then owned by Holdings that had not been otherwise been sold.  To date, no shares have been sold and our Common Stock has not traded over $1.00 per share since the acquisition.  We are currently in negotiations with Protegrity and Holdings to agree that 1) upon consummation of the Stock Purchase we may redeem the 500,000 shares of Common Stock for $500,000; 2) the Company will pay to Protegrity the earnout fee set forth in the asset purchase agreement through the closing date; and 3) the Company has asked Protegrity to waive the remainder of the earnout fee.

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of securities of our Company as of the close of business on May 16, 2007 by (i) each person known by us to beneficially own more than 5% of any class of our Company’s voting securities, (ii) each director of our Company, (iii) our Company’s Chief Executive Officer and each of our Company’s four most highly compensated executive officers who beneficially own shares of our Common Stock and (iv) all directors, nominees for director and executive officers of our Company as a group.

Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned by such person.  Our Common Stock is the only voting security of our Company.  A person is deemed to beneficially own a security if he or she has or shares the power to vote or dispose of the security or has the right to acquire it within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
John K. Baldwin (2)	9,001,405	45.4%
Harry M. Neer (3)	1,096,755	5.5%
Larry K. Hinson (4)	216,637	1.1%
Eric H. Kolstad (5)	120,983	*
Gregory H. Neer (6)	25,000	*
Mark C. Neer (7)	50,000	*
All Executive Officers and Directors as a group (6 persons)	10,510,780	53.0%
George Bogle (8)	1,025,000	5.2%

* Less than one percent

(1)  As of May 16, 2007, there were 19,823,936 shares of Common Stock outstanding, which includes 4,584,052 shares of common stock from the conversion of principal and interest on convertible notes held by Mr. Baldwin. This does not include any stock options or warrants which are currently exercisable or shares of Common Stock to be issued upon the conversion of principal and accrued interest of the Company’s convertible notes.

(2) Mr. Baldwin’s business address is 901 Highland Avenue, Del Mar, California 92014. Includes 4,584,052 shares of common stock from the conversion of principal and interest on convertible notes. Mr. Baldwin is a party to the Voting Agreement.

(3) Mr. Harry Neer’s business address is that of Rockport. Mr. Neer is a party to the Voting Agreement.

(4) Mr. Hinson’s business address is 4819 Stillbrooke, Houston, Texas 77035. Mr. Hinson is a party to the Voting Agreement.

(5) Mr. Kolstad’s business address is 2600 Michelson Drive, 17th Floor, Irvine, California 92612.  Mr. Kolstad is a party to the Voting Agreement.

(6) Mr. Gregory Neer’s business address is that of Rockport.

(7) Mr. Mark Neer’s business address is that of Rockport.

(8) Mr. Bogle’s business address is 916 S. Capital of Texas Highway, Austin, Texas 78746.  Includes warrants to purchase 1,000,000 shares of common stock at an exercise price of $0.345 per share, expiring November 25, 2011.

14

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N. E., Washington, D.C. 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a website that contains reports, proxy statements and other information about issuers, like Rockport Healthcare Group, who file electronically with the SEC.  The address of that site is http://www.sec.gov.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT.  THIS INFORMATION STATEMENT IS DATED JUNE 11, 2007.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

HOUSEHOLDING

We have adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, a single Information Statement will be sent to any household address shared by two or more of our stockholders unless we have received contrary instructions from one or more of such stockholders.  This delivery method can result in meaningful cost savings for us.  We undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of these documents was delivered.  If you hold stock as a registered stockholder and prefer to receive separate copies of the Information Statement, or if you are registered stockholders who share the same address and received separate copies of the Information Statement but would prefer that a single copy of the documents be provided in the future, please contact: Harry M. Neer, President and Chief Executive Officer, Rockport Healthcare Group, Inc., 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, phone: (713) 621-9424.  If your stock is held through a broker or bank and you prefer to receive separate copies of the information statement, please contact your broker or bank.

15

APPENDIX A

STOCK PURCHASE AGREEMENT

between:

ROCKPORT HEALTHCARE GROUP, INC.,

a Delaware corporation;

and

NEXUS ASSET ACQUISITION CO.,

a Delaware corporation

____________________________

Dated as of May 16, 2007

____________________________

Table of Contents

ARTICLE 1 DEFINITIONS

1

ARTICLE 2 SALE OF SHARES

6

Section 2.1

Sale of Common Stock

6

Section 2.2

Purchase Price

6

ARTICLE 3 CLOSING

6

Section 3.1

Closing Date

6

Section 3.2

Deliveries at Closing

7

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SELLER CONCERNING SELLER AND THE COMPANY

7

Section 4.1

Organization

7

Section 4.2

Authority Relative to this Agreement

7

Section 4.3

No Conflict; Required Filings and Consents.

7

Section 4.4

Compliance with Laws.

8

Section 4.5

SEC Filings; Financial Statements.

9

Section 4.6

Capitalization

9

Section 4.7

Reserved

9

Section 4.8

Brokers’ Fees

9

Section 4.9

Reserved

9

Section 4.10

Absence of Certain Changes

10

Section 4.11

Seller Information

10

Section 4.12

Taxes

10

Section 4.13

Material Contracts

10

Section 4.14

Employee Benefits

10

Section 4.15

Environmental Matters

11

Section 4.16

Litigation

11

Section 4.17

Intellectual Property

11

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BUYER CONCERNING BUYER

11

Section 5.1

Organization

11

Section 5.2

Authority Relative to this Agreement

11

Section 5.3

Financial Capacity

11

Section 5.4

Buyer Information

11

ARTICLE 6 PRE-CLOSING COVENANTS

11

Section 6.1

Conduct of Business Pending the Closing

12

Section 6.2

Stockholder Approval; Information Statement

12

Section 6.3

Access to Information

12

Section 6.4

No Solicitation of Transactions.

12

Section 6.5

Reasonable Best Efforts.

14

Section 6.6

Certain Notices

15

Section 6.7

Public Announcements

15

Section 6.8

Employee Matters.

15

Section 6.9

Indemnification of Directors and Officers

16

Section 6.10

Confidentiality Agreement

16

Section 6.11

Allocation Schedule

16

Section 6.12

Expenses

16

Section 6.13

Fairness Opinion

17

ARTICLE 7 CONDITIONS TO CLOSE

17

i

Section 7.1

Conditions to Obligations of Each Party Under This Agreement

17

Section 7.2

Additional Conditions to Obligations of Buyer

17

Section 7.3

Additional Conditions to Obligations of Seller

19

Section 7.4

Frustration of Closing Conditions

20

ARTICLE 8 POST-CLOSING COVENANTS

20

Section 8.1

General

20

Section 8.2

Confidentiality

20

Section 8.3

Litigation Support

20

Section 8.4

Transition

20

ARTICLE 9 TERMINATION

20

Section 9.1

Termination

20

Section 9.2

Effect of Termination

21

Section 9.3

Termination Fee.

21

ARTICLE 10 GENERAL PROVISIONS

22

Section 10.1

Non-Survival of Representations and Warranties

22

Section 10.2

Notices

22

Section 10.3

Headings

22

Section 10.4

Severability

22

Section 10.5

Entire Agreement

22

Section 10.6

Third-Party Beneficiaries

22

Section 10.7

Succession and Assignment

23

Section 10.8

Construction

23

Section 10.9

Governing Law; Consent to Jurisdiction

23

Section 10.10

Amendments and Waivers

23

Section 10.11

Specific Performance

24

Section 10.12

Fees and Expenses

24

Section 10.13

Counterparts

24

ii

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), effective as of May 16, 2007, is by and between Rockport Healthcare Group, Inc., a Delaware corporation (“Seller”), and Nexus Asset Acquisition Co., a Delaware corporation (“Buyer” and together with Seller, each a “Party” and collectively, the “Parties”).

RECITALS

A.

Seller desires to sell to Buyer and Buyer desires to purchase from Seller one thousand (1,000) shares (the “Shares”) of common stock of Rockport Community Network, Inc., a Nevada corporation (the “Company”), no par value per share (the “Common Stock”), under the terms of this Agreement (the “Stock Purchase”).

B.

(i) Mr. John K. Baldwin has converted (the “Baldwin Conversion”) all of the convertible promissory notes of Seller that he holds, together with accrued but unpaid interest through the date hereof, into 4,584,052 shares of common stock, par value $.001 per share, of Seller (the “Seller Common Stock”), and (ii) Seller and the Company have entered into an Unconditional Waiver and Release (the “Waiver and Release”), dated May 15, 2007, by and between, Bannon Energy Incorporated, a Texas corporation (“Bannon”), Seller, and the Company for the waiver and release by Bannon of the “Overwrite Obligation” (as defined below).

C.

Seller will redeem, prior to the “Closing” (as defined below), 500,000 shares of Seller Common Stock held by Protegrity Services, Inc., in exchange for a convertible promissory note of Seller with a principal amount of $500,000 (the “Protegrity Redemption”).

D.

The respective boards of directors of Seller and Buyer have approved this Agreement and the Stock Purchase upon the terms and subject to the conditions of this Agreement, including the exhibits, schedules, annexes, and appendices attached hereto.

E.

Simultaneously with the execution and delivery of this Agreement, and as a condition and inducement to Buyer’s willingness to enter into this Agreement, the “Principal Stockholders” (as defined below) are entering into an agreement with Buyer (the “Principal Stockholders’ Agreement”) pursuant to which each of the Principal Stockholders agrees, among other things, to take certain actions in furtherance of the “Contemplated Transactions” (as defined below), including causing the execution and delivery of a written consent (the “Stockholder Consent”) in accordance with Section 228 of the “DGCL” (as defined below) and in lieu of a meeting of the stockholders of the Seller, pursuant to which the Principal Stockholders will consent to the adoption of this Agreement and the approval of the Stock Purchase.

F.

Prior to the consummation of the Stock Purchase, Seller will transfer all of its direct or indirect assets (the “Assets”) and certain direct or indirect liabilities relating to the “Seller Healthcare Management Business” (as defined below), except for the Shares and any other equity interests of any other Subsidiary of Seller, to the Company as a contribution to capital (the “Contribution” and together with the Stock Purchase, the Protegrity Redemption, and the other transactions contemplated by this Agreement, the “Contemplated Transactions”).

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS

“Acquisition Proposal” means any proposal for any Acquisition Transaction other than the Contemplated Transactions.

“Acquisition Transaction” shall mean any transaction or series of transactions involving (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which either of Seller or the Company is a constituent corporation, in which (ii) a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities (including debt convertible into equity securities) representing more than 15% of the outstanding securities of any class of voting securities of any of either of Seller or the Company, or (iii) either of Seller or the Company issues or sells securities (including debt convertible into equity securities) representing more than 20% of the outstanding securities of any class of its voting securities; or (b) other than in the ordinary course of business or pursuant to the Contribution, any sale, lease, exchange, transfer, license, acquisition, or disposition of any business or businesses or assets, including the Assets and the Seller Healthcare Management Business, that constitute or account for 20% or more of the consolidated net revenues, net income or assets of either of Seller or the Company.

“Advisor” means each of the Financial Advisor and legal counsel to Seller.

“Advisor Fees” has the meaning set forth in Section 6.12.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

“Agreement” has the meaning set forth in the introductory paragraph.

“Allocation Schedule” has the meaning set forth in Section 6.11.

“Assets” has the meaning set forth in Recital F.

“Baldwin Conversion” has the meaning set forth in Recital B.

“Bannon” has the meaning set forth in Recital B.

“Business Day” means any day other than a Saturday, Sunday, or a day in which banks in New York are not open for business.

“Buyer” has the meaning set forth in the introductory paragraph.

“Claimant” has the meaning set forth in the definition of “Healthcare Management Business.”

“Closing” has the meaning set forth in Section 3.1.

“Closing Cash Payment” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time and any statute succeeding thereto.

“Common Stock” has the meaning set forth in Recital A.

“Company” has the meaning set forth in Recital A.

“Confidentiality Agreement” means the letter agreement between Buyer and Seller, dated May 16, 2007.

“Contemplated Transactions” has the meaning set forth in Recital F.

“Continuing Employees” has the meaning set forth in Section 6.8(a).

“Contract” means any agreement, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, arrangement, commitment, understanding, Provider Agreement (owned or leased), customer contract, network partner contract, Material Contract, or other contract, including, without limitation, any of the foregoing transferred in connection with the Contribution.

“Contribution” has the meaning set forth in Recital F.

“DGCL” means the Delaware General Corporation Law, as amended from time to time and any statute succeeding thereto.

“Disclosure Schedule” means the disclosure schedule prepared by Seller and delivered by Seller to Buyer on or before the day before the Due Diligence End Date.

“Due Diligence End Date” means the earlier of May 25, 2007, or the mailing of the definitive information statement on Schedule 14C.

“Employee Benefit Program” has the meaning set forth in Section 4.14(a).

“Environmental Law” means any federal, state, local, or municipal law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction, or decree, which pertains to health, safety, any Hazardous Substance, or the environment (including ground or air or water or noise pollution or contamination, and underground or aboveground tanks) and shall include the Solid Waste Disposal Act; the Comprehensive Environmental Response, Compensation and Liability Act; the Hazardous Materials Transportation Act; the Federal Water Pollution Control Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Resource Conservation and Recovery Act; the Emergency Planning and Community Right to Know Act; the Occupational Safety and Health Act; and any other state or federal environmental statutes, and all rules, regulations, orders, and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any statute succeeding thereto.

“Fairness Opinion” has the meaning set forth in Section 7.1(c).

“Financial Advisor” has the meaning set forth in Section 7.1(c).

“GAAP” means United States generally accepted accounting principles as in effect from time to time, consistently applied.

“Government Consents” has the meaning set forth in Section 6.5(c).

“Governmental Entity” means any:  (a) nation, state, commonwealth, territory, county, municipality, district, or other governmental jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal and including the State Office of Workers’ Compensation of the State of Louisiana).

“Group Rating Agreement” has the meaning set forth in Section 4.13.

“Hazardous Substances” means any medical waste, infectious waste, toxic or hazardous waste, pollutants, or substances, including friable asbestos, polychlorinated biphenyls, petroleum products, byproducts, and other hydrocarbon substances, and substances defined or listed as a “hazardous substance,” “toxic substance,” “toxic pollutant,” or similarly identified substance or mixture, in or pursuant to any Environmental Law.

“Healthcare Authorities” has the meaning set forth in Section 4.4(a).

“Healthcare Management Business” means the business (including the development, operation, management and marketing) of a Medical Provider Network consisting of a wide range of healthcare specialist, medical providers, and hospitals to provide medical services to employees with work-related injuries and illnesses (“Claimants”).  The “Medical Provider Network” means the network of healthcare specialist, medical providers, and hospitals (each a “Network Provider”) that have entered into Preferred Provider Agreements (each a “Provider Agreement”) with Seller or the Company to provide medical services to Claimants.  The Provider Agreement induces Network Providers to provide quality medical care at a competitive price in exchange for the participating in the preferred Medical Provider Network.  The definition of “Healthcare Management Business” shall include the subcontracting arrangements with other Healthcare Management Businesses in order to offer broader coverage for the Medical Provider Network.  The Healthcare Management Business also includes the credentials, re-credentials, and the careful application review process to ensure that the Network Provider is committed to provide medically appropriate care, and to direct valid insured Claimants to Network Providers.

“HIPAA” means Health Insurance Portability and Accountability Act of 1996, as amended from time to time and any statute succeeding thereto.

“Indebtedness” means any obligation (whether or not due, contingent, or deferred) owing to a Person, including (a) all indebtedness for borrowed money or for the purchase price of property or services; (b) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (c) guaranties securing indebtedness for borrowed money; (d) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (e) the obligation under the Waiver and

Release to pay the consideration for the waiver and release of the Overwrite Obligation; and (f) any purchase price payment, earnout, or similar payment.

“Information Statement” has the meaning set forth in Section 6.2.

“Intellectual Property” means, collectively, all (a) patents; (b) trademarks, service marks, trade dress, logos, trade names, corporate names, and domain names; (c) copyrights and copyrightable works; and (d) trade secrets.

“Knowledge” Seller will be deemed to have Knowledge of a particular fact or other matter if any of executive officer or director is actually aware of that fact or matter or could reasonably be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement.

“Law” means any federal, state, local, municipal, foreign, or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion, or interpretation that is, has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Entity; including, without limitation, (a) Medicare, Medicaid, or other government reimbursement or subsidy requirements, as well as federal, state, or local laws, rules, regulations, and published interpretations and policies relating to the prevention of fraud, abuse, false claims, neglect, or mistreatment, including but not limited to Federal Medicare and Medicaid statutes, 42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b, the Federal False Claims Act, 31 U.S.C. § 3729 et seq., or the Stark Act, 42 U.S.C. §§ 1395nn and 1396b(s), the regulations promulgated pursuant to such statutes, or any related state or local statutes or regulations; (b) HIPAA and the regulations promulgated pursuant to HIPAA; (c) the provisions of the Occupational Health and Safety Act and related requirements; (d) Environmental Laws; (e) Louisiana Workers’ Compensation Act; (f) Louisiana Revised Statutes; (g) applicable accreditation and professional organizations; and (h) all of the foregoing as amended from time to time and any Law succeeding thereto.

“Lease” means any leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by Seller.

“Liability” or “Liabilities” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

“Liens” means any community or other marital property interest, option, pledge, security interest, mortgage, lien, lease, sublease, right of way, easement, encroachment, servitude, right of first option, right of first refusal, or similar restriction or encumbrance of any kind, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income, or exercise of any other attribute of ownership other than (a) liens for Taxes not yet due and payable, and (b) purchase money liens and liens securing rental payments under capital lease arrangements.

“Material Adverse Change” means, with respect to a Person, a material adverse change in or any result, effect, event, occurrence, fact, change, or circumstance (whether or not constituting a breach of a representation, warranty, or covenant set forth in this Agreement) that, individually or in the aggregate with any such other results, effects, events, occurrences, facts, changes, or circumstances has had or would reasonably be expected to have or result in a material adverse effect in the historical or near-term or long-term projected business, assets, condition (financial or otherwise), liabilities, or results of operations of such Person and its subsidiaries either individually or taken as a whole, as determined from the perspective of a reasonable Person in Buyer’s position, other than as a result of changes in general political, economic, or financial market conditions.

“Material Contract” has the meaning set forth in Section 4.13.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Sections 1396 et seq.) as amended from time to time and any statute succeeding thereto.

“Medical Provider Network” has the meaning set forth in the definition of “Healthcare Management Business.”

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Sections 1395 et seq.), as amended from time to time and any statute succeeding thereto.

“Order” means with respect to any Person, any award, decision, injunction, judgment, stipulation, Order, ruling, subpoena, writ, decree, consent decree or verdict entered, issued, made or rendered by any court, administrative agency, arbitrator or other Governmental Entity having competent jurisdiction affecting such Person or any of its properties.

“Overwrite Obligation” means those obligations of either of Seller or the Company, if any, existing under that certain Stock Purchase Agreement, dated September 14, 1998, by and among Seller; the Company; Newton Healthcare network, LLC, a Texas limited liability company; and Bannon, as amended by that certain Extension Agreement, dated September 20, 1999, by and between Bannon and Seller.

“Network Provider” has the meaning set forth in the definition of “Healthcare Management Business.”

“Party” has the meaning set forth in the introductory paragraph.

“Payee” has the meaning set forth in Section 6.11.

“Permit” means any permit, license, certificate, franchise, concession, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification, accreditation, regulatory agreement, consent, approval, right, or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any applicable Law.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

“Principal Stockholders” means John K. Baldwin, Harry M. Neer, Larry K. Hinson, and Eric H. Kolstad.

“Principal Stockholders Agreement” has the meaning set forth in Recital E.

“Protegrity Redemption” has the meaning set forth in Recital C.

“Provider Agreement” has the meaning set forth in the definition of “Healthcare Management Business.”

“Purchase Price” has the meaning set forth in Section 2.2.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.5.

“Securities Act” means the Securities Act of 1933, as amended from time to time and any statute succeeding thereto.

“Seller” has the meaning set forth in the introductory paragraph.

“Seller Common Stock” has the meaning set forth in Recital B.

“Seller Healthcare Management Business” means the Healthcare Management Business of Seller, and following the Contribution, the Company.

“Shares” has the meaning set forth in Recital A.

“Special Committee” means the special committee of the board of directors of Seller formed for the purpose of evaluating the Contemplated Transactions and any competing proposal involving an Acquisition Transaction and consisting solely of disinterested directors.

“Stock Purchase” has the meaning set forth in Recital A.

“Stockholder Approval” means the affirmative vote of holders of a majority of the outstanding capital stock of Seller to approve this Agreement and the Stock Purchase upon the terms and subject to the conditions described herein.

“Stockholder Consent” has the meaning set forth in Recital E.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation).  The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

“Superior Proposal” has the meaning set forth in Section 6.4(e).

“Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code § 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

“Tax Returns” shall mean any report, return (including any information return), declaration, claim for refund, or statement required to be filed with any Governmental Entity relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Date” has the meaning set forth in Section 9.1(b)(i).

“Termination Fee” has the meaning set forth in Section 9.3(a).

“Third Party” means any Person that is not a Party.

“Transaction Documents” has the meaning set forth in Section 4.2.

“Transaction Expenses” has the meaning set forth in Section 6.12.

“Waiver and Release” has the meaning set forth in Recital B.

ARTICLE 2

SALE OF SHARES

Section 2.1

Sale of Common Stock.  Subject to the terms and conditions of this Agreement, at the Closing, Seller shall transfer and deliver to Buyer, free and clear of any Liens, and Buyer shall accept delivery of, the Shares in exchange for the Purchase Price.

Section 2.2

Purchase Price.  The aggregate purchase price (the “Purchase Price”) for the Shares shall be (a) One Million Nine-Hundred Twenty-One Thousand Three Hundred Forty-One and 90/100 Dollars ($1,921,341.90), subject to adjustment as mutually agreed to by the parties upon the basis of the Allocation Schedule (the “Closing Cash Payment”) plus (b) the Advisor Fees.

ARTICLE 3

CLOSING

Section 3.1

Closing Date.  Subject to the fulfillment or waiver of the conditions precedent specified in ARTICLE 7, the purchase and sale of the Shares shall be consummated at a closing (the “Closing”) to be held at the offices of Holme Roberts & Owen LLP, 1700 Lincoln Street, Suite 4100, Denver, Colorado, effective as of 9:00 a.m. local time on the day following the satisfaction or waiver of each of the conditions precedent specified in ARTICLE 7 (such date being herein referred to as the “Closing Date”).

Section 3.2

Deliveries at Closing.  At the Closing, subject to the fulfillment or waiver of the conditions precedent specified in ARTICLE 7,

(a)

Seller will deliver to Buyer stock certificates representing all of the Shares, endorsed in blank or accompanied by duly executed assignment documents; and

(b)

Buyer will deliver the Purchase Price to Seller as follows: the Purchase Price shall be delivered by Buyer to each Payee in accordance with the Allocation Schedule by wire transfer of immediately available funds to accounts designated by such Payee (such designation to occur not less than three (3) days prior to the Closing Date).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SELLER

CONCERNING SELLER AND THE COMPANY

Seller, on behalf of itself and the Company, represents and warrants to Buyer that the statements contained in this ARTICLE 4 are true, correct, and complete as of the date of this Agreement and will be true, correct, and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for date of this Agreement throughout this ARTICLE 4) with respect to itself and the Company, except as set forth on the date hereof in the Disclosure Schedule or disclosed to Buyer by Seller prior to the date of this Agreement.

Section 4.1

Organization.  Each of Seller and the Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to carry on its business as it is now being conducted, or in the case of the Company presently proposed to be conducted, and to own all of its properties and assets.  Each of Seller and the Company is duly qualified as a foreign corporation to do business and is in good standing (to the extent the concept of good standing exists) in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not result in a Material Adverse Change.  Seller has made available to Buyer complete and correct copies of the certificate of incorporation and bylaws (or similar organizational documents) of Seller and the Company, and all amendments thereto, as currently in effect.  Except as set forth in Schedule 4.1, since the date of its incorporation and other than in connection with the Contribution, the Company has not and as of the Closing will not have (a) conducted any business other than act solely as a disbursing entity for Seller by preparing and issuing invoices to Seller’s clients, collecting accounts receivable, and issuing checks to Seller’s network partners for network access fees, to outside sales personnel for sales commissions, and for commission overwrites; (b) had assets other than the minimum statutory amount contributed by Buyer in exchange for its stock; (c) incurred Liabilities other than in an amount not exceeding Two Thousand Five Hundred Dollars ($2,500) representing fees and disbursements incurred in connection with incorporating and maintaining its corporation existence; or (d) made any distributions with respect to this stock or other payments except in satisfaction of Liabilities referred to in clause (c) above.

Section 4.2

Authority Relative to this Agreement.  Seller has the corporate power to enter into this Agreement and the agreements in connection with Contemplated Transactions (the “Transaction Documents”) and to carry out its obligations hereunder and thereunder.  The Company has the corporate power to enter into, to the extent a party thereto, the agreements in connection with Contemplated Transactions and to carry out its obligations thereunder.  The execution and delivery of this Agreement by Seller and the consummation by each of Seller and the Company of the Contemplated Transactions to which such company is a party have been duly authorized by the respective boards of directors of such company, and this Agreement and each of the Contemplated Transactions to which such company is party has been approved by (a) Seller as the sole stockholder of the Company and (b) the affirmative vote of holders of a majority of the outstanding shares of Seller Common Stock by written consent. No other corporate proceedings on the part of either such company are necessary to authorize or approve this Agreement or the Contemplated Transactions.  This Agreement constitutes the valid and binding obligation of Seller, enforceable against it in accordance with the Agreement’s terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and the rules of law governing specific performance, injunctive relief, and other equitable remedies.

Section 4.3

No Conflict; Required Filings and Consents.

(a)

Neither the execution and delivery of this Agreement, nor the consummation of the Contemplated Transactions, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, Order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller or the Company is subject or any provision of the charter, bylaws, or other governing documents of either Seller or the Company or (ii) subject to Section 4.13, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, Contract, lease, license, instrument, or other arrangement to which either Seller or the Company is a party or by which either is bound or to which any of the assets of either are subject, except for such breach, default, or acceleration that could not reasonably be expected to result in a Material Adverse Change.

(b)

The execution, delivery, and performance of this Agreement and the Contemplated Transactions, to the extent a party thereto, by Seller and the Company do not require any consent, approval, or authorization of, or filing by Seller or the Company with, or notification by Seller or the Company to, any Governmental Entity, except (i) with respect to the Seller, the filing of the Information Statement and Form 8-K under the Exchange Act, and (ii) where failure to obtain such consents, approvals, or authorizations, or to make such filings or notifications, would not (A) prevent or materially delay the consummation of the Contemplated Transactions, (B) otherwise prevent or materially delay performance by Seller of any of its material obligations under this Agreement, or (C) individually or in the aggregate have or could reasonably be expected to result in a Material Adverse Change.

Section 4.4

Compliance with Laws.

(a)

Neither Seller nor the Company has, or is required to have, any Permit from any healthcare-related Governmental Entity concerned with the ownership or operation of Seller or the Company, respectively, as a preferred provider organization, management services organization, third-party administrator, or other healthcare network manager, as applicable (collectively, “Healthcare Authorities”) that is required for the legal use, occupancy, and operation of Seller or the Company, except such Permits the failure of which to obtain could reasonably be expected to result in a Material Adverse Change.

(b)

Each of Seller and the Company is in compliance and conformance with (i) the material provisions of the applicable Laws of all Healthcare Authorities having jurisdiction over the property, financing, and operation of its organization; and (ii) all material insurance, reimbursement, and cost-reporting requirements, and has a current provider agreement under Title XVIII and XIX of the Social Security Act or any other applicable Laws or regulations for reimbursement for the type of care or services provided by it and its employees and independent contractors.

(c)

Neither Seller nor the Company has received any notice to the effect that it, its employees, or its independent contractors are out of compliance with any material licensure, insurance, reimbursement, cost-reporting, operational, or survey requirements established by any Healthcare Authority or other Governmental Entity.

(d)

Neither Seller nor the Company, participates or has participated in, or is subject to the requirements for participation in, the programs promulgated under Medicare and Medicaid.

(e)

Reserved.

(f)

The execution and delivery of the Transaction Documents and Seller’s, and, to the extent a party thereto, the Company’s, performance thereunder, will not (i) violate or be in conflict with any applicable Laws of any Healthcare Authority having jurisdiction over the licensing, certification, financing, and operation of Seller or the Company or the organization, which would reasonably be expected to result in a Material Adverse Change; or (ii) materially adversely affect, reduce, or delay receipt of the ongoing insurance carrier, managed care organization, or other third-party payments or reimbursements or the private payor payments or reimbursement that either of Seller or the Company is receiving for its own account or on behalf of its employees and independent contractors.

(g)

For each of Seller and the Company, its private payor and/or managed care company, insurance company, or other third-party insurance accounts receivables, and those of its employees and independent contractors, are free of any Liens.

(h)

Neither Seller not the Company is a party to any collective-bargaining agreement or other labor contract applicable to persons employed by it and there are no threatened or pending labor disputes.

Section 4.5

SEC Filings; Financial Statements.

(a)

Seller has filed or furnished all forms, reports, and other documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, since the date of its last annual report on Form 10-KSB (collectively, the “SEC Filings”).  Each SEC Filing (i) as of its date, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not, at the time it was filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  As of the date of this Agreement, the Company is not subject to the periodic reporting requirements of the Exchange Act.

(b)

Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Filings was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited financial statements, as permitted by the Securities Act or the Exchange Act, as applicable, and the applicable form thereunder) on a consistent basis during the periods indicated (except as may be indicated in the notes thereto), and each presented fairly, in all material respects, the consolidated financial position of Seller as of the respective dates thereof and the consolidated results of operations and cash flows of Seller for the respective periods indicated therein (subject, in the case of unaudited statements, to normal adjustments which, individually or in the aggregate, have not resulted in or would not reasonably be expected to result in a Material Adverse Change).

(c)

Neither Seller nor the Company has any material Liabilities except for Liabilities (i) that are set forth on the face of the (A) consolidated financial statements filed by Seller as part of its annual report on Form 10-KSB or (B) the March 31, 2007, balance sheet of Seller; (ii) that were incurred after March 31, 2006, in the ordinary course of business and consistent with past practice (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law); or (iii) that were incurred as contemplated in connection with the Contribution.

Section 4.6

Capitalization

(a)

Seller has consummated the Baldwin Conversion and, as of the Closing, the Protegrity Redemption.  The authorized capital stock of Seller consists of (i) 50,000,000 shares of Seller Common Stock, 19,323,936 shares of which are issued and outstanding (including the Baldwin Conversion and assuming the consummation of the Protegrity Redemption) and 10,435,780 shares of which are held by the Principal Stockholders; and (ii) 1,000,000 shares of preferred stock, par value $.001 per share, no shares of which are issued and outstanding.

(b)

The authorized capital stock of the Company consists of 25,000 shares of Common Stock, 1,000 shares of which are issued and outstanding.  Seller holds of record and owns 1,000 shares of Common Stock, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Liens, options, warrants, purchase rights, Contracts, commitments, equities, claims, and demands.  Seller is not a party to any option, warrant, purchase right, or other Contract or commitment (other than this Agreement) that could require Seller to sell, transfer, or otherwise dispose of any Shares.  Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

Section 4.7

Reserved.  Reserved.

Section 4.8

Brokers’ Fees.  Neither Seller nor the Company has any Liability to pay any fees or commissions to any broker, finder, or similar agent with respect to the Contemplated Transactions.

Section 4.9

Reserved.  Reserved.

Section 4.10

Absence of Certain Changes.  Since December 31, 2006, except as disclosed in the SEC Filings, (i) the Seller Healthcare Management Business has been conducted in the ordinary course consistent with past practice, except for actions taken pursuant to, in connection with, or in contemplation of the negotiation and execution of this Agreement and the consummation of the Contemplated Transactions, and (ii) there has not been any event, change, development, or set of circumstances that has had, or would reasonably be expected to result in a Material Adverse Change.

Section 4.11

Seller Information.  As of the date of this Agreement and as of the time the Information Statement (or any amendment thereof or supplement thereto) is first mailed to the record holders of shares of Seller Common Stock:  (a) none of the written information supplied or to be supplied by Seller or any of its Affiliates specifically for inclusion or incorporation by reference in the Information Statement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) all documents that Seller is responsible for filing with the SEC in connection with the Contemplated Transactions comply or will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and other applicable Laws.  Notwithstanding the foregoing, Seller makes no representation, warranty, or agreement with respect to any information supplied or to be supplied by Buyer or any of its Affiliates for inclusion or incorporation by reference in the Information Statement or any such other documents that Seller is responsible for filing with the SEC.

Section 4.12

Taxes.  Prior to the Closing Date, each of Seller and the Company has filed or caused to be filed all Tax Returns required to be filed, and has paid all Taxes shown to be due and payable on said returns or on any assessments made against such company or any of its properties and all other Taxes, fees, or other charges imposed on such company by any Governmental Entity (other than assessments, Taxes, fees, and other charges the payment of which is being contested in good faith by such company).  There are no Liabilities of Seller or the Company related to Taxes except as set forth on the face of the March 31, 2007, balance sheet of Seller.

Section 4.13

Material Contracts

(a)

Except as set forth in Schedule 4.13, to the Knowledge of Seller, as of the date of this Agreement and immediately prior to the Closing, there are no defaults under any material Contract used in connection with the Seller Healthcare Management Business whether or not individually material (each a “Material Contract”) to which either of Seller or the Company is a party.  Seller has made available to Buyer complete and correct copies of Material Contracts, and all amendments thereto, as currently in effect.

(b)

Seller’s standard form of Provider Agreement is attached hereto as Exhibit 4.13(b).

(c)

Seller’s standard form of network partner agreement for subcontracting arrangements with other Healthcare Management Businesses is attached hereto as Exhibit 4.13(c).

(d)

Except as set forth in Schedule 4.13 and Schedule 4.16, all services that have been performed by or on behalf of the Company or any of the Subsidiaries were performed in all material respects properly and in conformity with the material terms and requirements of the Material Contracts, including all applicable express and implied warranties, and with all applicable Laws.  Each Material Contract meets all credentialing criteria of all Governmental Entities under applicable Law, including any workers’ compensation group experience rating agreement of any Governmental Entity having jurisdiction of such Material Contract, Seller, or any Subsidiary of Seller under applicable Law (each a “Group Rating Agreement”).  Neither Seller nor any of its Subsidiaries has agreed to provide group rating services to any customer on terms that are materially different from those set forth in the applicable Group Rating Agreement.

Section 4.14

Employee Benefits.  Except for matters that, individually or in the aggregate, have not resulted in or could not reasonably be expected to result in a Material Adverse Change:  (a) all employee benefit programs maintained by Seller or the Company (the “Employee Benefit Programs”) are in compliance with applicable Law; (b) other than routine claims for benefits in the ordinary course, there are no claims or litigation pending or, to the Knowledge of Seller, threatened with respect to the Employee Benefit Programs; and (c) neither Seller nor any of its Affiliates has incurred or expects to incur any liability to a multiemployer plan (as such term is defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended).  Except as set forth in Schedule 6.8, each such Employee Benefit Program may be amended or terminated pursuant to its terms prior to Closing without any Liability to Buyer or the company .

Section 4.15

Environmental Matters.  Except for matters that, individually or in the aggregate, have not resulted in or could not reasonably be expected to result in a Material Adverse Change:  Seller and the Company are in compliance in all material respects with all applicable Environmental Laws, and (b) neither Seller nor the Company has received any notice, demand, request for information, citation, summons, complaint, or order with respect to Hazardous Substances or any violation of or liability under Environmental Laws.

Section 4.16

Litigation.  Except as set forth in Schedule 4.16, (a) there is no suit, claim, action, or proceeding pending or, to the Knowledge of Seller, threatened against Seller or the Company; (b) neither Seller nor the Company is subject to any outstanding Order; and (c) to the Knowledge of Seller, no event has occurred or circumstance exists that would reasonably be expected to give rise to or serve as a basis for the commencement of any investigation, action, suit, or proceeding.

Section 4.17

Intellectual Property.  Except for matters that, individually or in the aggregate, have not resulted in or could not reasonably be expected to result in a Material Adverse Change:  (a) Seller and the Company own or possess valid rights to use all Intellectual Property necessary to conduct the Seller Healthcare Management Business as it is currently conducted; (b) Seller has not received any written complaint, demand, or notice alleging that Seller or the Company has infringed upon or misappropriated any Intellectual Property right of any Third Party in connection with the operation of the Seller Healthcare Management Business, and (c) to Seller’s Knowledge, no Third Party is currently infringing or misappropriating Intellectual Property owned by Seller or the Company.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BUYER
CONCERNING BUYER

Buyer represents as follows:

Section 5.1

Organization.  Buyer is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to carry on its business and to own all of its properties and assets.

Section 5.2

Authority Relative to this Agreement.  Buyer has the corporate power to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the Contemplated Transactions have been duly authorized by the board of directors of Buyer and this Agreement and each of the Contemplated Transactions has been approved by the sole stockholder of Buyer, no other corporate proceedings on the part of Buyer are necessary to approve this Agreement or the Contemplated Transactions and this Agreement constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with the Agreement’s terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and the rules of law governing specific performance, injunctive relief, and other equitable remedies.

Section 5.3

Financial Capacity.  Buyer has the capacity and financial capability to comply with and perform all of its covenants and obligations under this Agreement and the Contemplated Transactions.

Section 5.4

Buyer Information.  None of the written information supplied or to be supplied by Buyer specifically for inclusion or incorporation by reference in the Information Statement will, as of the time such information is provided to Seller, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 6

PRE-CLOSING COVENANTS

Section 6.1

Conduct of Business Pending the Closing.  Seller agrees that, between the date of this Agreement and the Closing Date, except as otherwise specifically contemplated by this Agreement and in connection with the Contribution (including as allowed by any provision of this Section 6.1) or as required by applicable Law, Seller will, and will cause the Company to, in all material respects (a) carry on its business in the ordinary course consistent with past practice and (b) use all reasonable efforts to preserve the relationship with its employees and consultants and to preserve intact its current relationships with such of its customers, medical providers, network partners, suppliers, and other Persons (including physicians and other medical practitioners or providers) with which it has significant business relations.  Without limiting the generality of the foregoing and except for as specifically contemplated by the Protegrity Redemption, the Baldwin Conversion, and the Contribution, Seller will not cause or permit the Company to declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock; provided that Seller may declare a dividend to its shareholders, payable at or after the Closing, in connection with a portion of the Purchase Price remaining after repayment of all Indebtedness of Seller.

Section 6.2

Stockholder Approval; Information Statement.

(a)

Immediately following the execution and delivery of this Agreement, this Agreement will be submitted to the Principal Stockholders for Stockholder Approval pursuant to the Stockholder Consent.  Without limiting the generality of the foregoing, Seller agrees that its obligations pursuant to this Section 6.2 shall not, following the execution and delivery to the Company of the Stockholder Consent be affected by the commencement, public proposal, public disclosure, or communication to Seller or any other Person of any Acquisition Proposal.

(b)

Seller shall promptly (and in no event more than five (5) Business Days after the Company’s receipt of both the Stockholders Consent and the Fairness Opinion) prepare and file with the SEC, a preliminary information statement followed, immediately upon expiration of any SEC review or other SEC waiting period, with a definitive information statement of Seller, in each case on Schedule 14C promulgated under the Exchange Act (together, the “Information Statement”).  Seller will cause the Information Statement to comply as to form in all respects with the applicable provisions of the Securities Act and the Exchange Act.  Seller shall advise Buyer, promptly (and in no event more than one (1) Business Day) after Seller receives notice thereof, when any supplement or amendment to the Information Statement has been filed, of any request by the SEC for amendment of the Information Statement or comments thereon and responses thereto or requests by the SEC for additional information and when the Information Statement has been cleared by the SEC.  Seller shall also promptly provide Buyer copies of all written correspondence received by Seller from the SEC and summaries of all oral comments received by Seller from the SEC in connection with the Contemplated Transactions.  Seller shall promptly provide Buyer with drafts of all correspondence intended to be sent by Seller to the SEC in connection with the Contemplated Transactions and allow Buyer the opportunity to comment thereon prior to delivery to the SEC.  Seller, after consultation with Buyer, shall use its best efforts to respond to any comments made by the SEC with respect to the Information Statement no later than five (5) days after receiving comments from the SEC, and Seller shall have the Information Statement cleared by the SEC as promptly as reasonably practicable.  As promptly as reasonably practicable after the Information Statement is cleared by the SEC (and in no event more than five (5) days thereafter), Seller shall mail the Information Statement to the record holders of shares of Seller Common Stock in accordance with applicable Law.

(c)

In addition to the actions specified in Section 6.2, Seller, from time to time, shall promptly take, or shall cause its executive officers to promptly take, any action required under Section 228 of the DGCL necessary to give operative effect to the Stockholder Consent.

Section 6.3

Access to Information.  Seller will permit, and will cause the Company to permit, representatives of Buyer (including legal counsel and accountants) to have full access to all premises, properties, personnel, books, records (including Tax records), Contracts, and documents of or pertaining to each of Seller and the Company.

Section 6.4

No Solicitation of Transactions.

(a)

From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement, Seller shall not (and Seller shall not permit any of its Subsidiaries or any of its or their officers, directors, or employees or any investment banker, financial advisor, attorney, accountant, or other representative retained by it or any of its Subsidiaries to) directly or indirectly:

(i)

solicit, encourage, engage in discussions, or negotiate with any Person with respect to (whether such discussions or negotiations are initiated by Seller or otherwise) or take any other action intended or designed to facilitate, any inquiry or effort of any Person (other than Buyer) relating to any Acquisition Proposal;

(ii)

provide information with respect to Seller or its Subsidiaries to any Person, other than Buyer, relating to a possible Acquisition Proposal by any Person, other than Buyer;

(iii)

enter into an agreement with any Person, other than Buyer, providing for a possible Acquisition Proposal; or

(iv)

make or authorize any statement, recommendation, or solicitation in support of any possible Acquisition Proposal by any Person, other than by Buyer.

Notwithstanding the foregoing, if, prior to the earlier of the Closing and the date of the Stockholder Consent or other Stockholder Approval and subject to Section 6.4(b), (A) Seller has received an unsolicited Acquisition Proposal that did not result from a breach of this Section 6.4(a) and (B) the board of directors of Seller (upon the recommendation of the Special Committee) concludes in good faith (after consultation with a financial advisor of nationally recognized reputation and outside counsel) (1) that such Acquisition Proposal is reasonably likely to result in a Superior Proposal and (2) that such actions are required by the fiduciary obligations of the board of directors of Seller under Delaware Law, Seller may, subject to providing at least forty-eight (48) hours prior written notice to Buyer of its decision to take such action, (x) furnish information with respect to Seller or its Subsidiaries to the Person or group making such Acquisition Proposal and its representatives pursuant to a confidentiality agreement with terms not materially more favorable to the Person making the Acquisition Proposal than those applicable to Buyer under the Confidentiality Agreement (it being understood that such confidentiality agreement shall not prohibit disclosure to Buyer of the terms and conditions of such Acquisition Proposal, including the identity of the Person making such Acquisition Proposal and any material changes thereto) and (y) participate in discussions and negotiations with such Person or group and its representatives.  Seller shall, and shall cause its representatives to, cease immediately all discussions and negotiations that may have occurred prior to the date of this Agreement regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.  For purposes of this Section 6.4, the term “Person” shall include any “group” as defined in the Exchange Act.  Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 6.4 by any director, officer, or employee of Seller or its Subsidiaries or any investment banker, financial advisor, attorney, accountant, or other representative of Seller or its Subsidiaries shall be deemed to be a breach of this Section by Seller.

(b)

Neither the board of directors of Seller nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Buyer, the approval by board of directors of Seller or any such committee of this Agreement or the Contemplated Transactions; (ii) approve or cause or permit Seller or any of its Subsidiaries to enter into any letter of intent, agreement in principle, definitive agreement, or similar agreement constituting or relating to, or which is intended to, or is reasonably likely to lead to, any Acquisition Proposal; (iii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal; or (iv) agree or resolve to take actions set forth in clauses (i), (ii), or (iii) of this sentence.  Notwithstanding the foregoing, if (A) the board of directors of Seller receives a Superior Proposal that was unsolicited and did not otherwise result from a breach of Section 6.4(a), and the board of directors of Seller (upon the recommendation of the Special Committee) determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary obligations under Delaware Law, the board of directors of Seller may, during such period, in response to a Superior Proposal, withdraw or modify its approval of the Contemplated Transactions and this Agreement and, in connection with a Superior Proposal as described in clause (A) of this Section 6.4(a), approve or recommend such Superior Proposal at any time after the tenth (10th) Business Day following Buyer’s receipt of written notice from Seller advising Buyer that the board of directors of Seller has received a Superior Proposal and intends to withdraw or modify its approval, identifying the Person making such Superior Proposal, specifying the financial and other material terms and conditions of such Superior Proposal, and, at Buyer’s request, negotiating with Buyer in good faith for at least three (3) days; or (B) the board of directors of

Seller (upon the recommendation of the Special Committee) otherwise determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with such fiduciary obligations, the board of directors of Seller may withdraw or modify its approval of the Contemplated Transactions and this Agreement.

(c)

Seller promptly, and in any event within twenty-four (24) hours, shall advise Buyer orally and in writing of any Acquisition Proposal or any inquiry with respect to or that could lead to any Acquisition Proposal, the identity of the Person or group making any such Acquisition Proposal or inquiry and the material terms of any such Acquisition Proposal or inquiry.  Seller shall (i) keep Buyer reasonably informed of the status, including any change to the details, of any such Acquisition Proposal or inquiry and (ii) provide to Buyer as soon as practicable after receipt or delivery thereof (and in any event within forty-eight (48) hours) with copies of all material correspondence and other written material sent or provided to Seller or any of its Subsidiaries from any Third Party in connection with any Acquisition Proposal or inquiry or sent or provided by Seller or any of its Subsidiaries to any Third Party in connection with any Acquisition Proposal or inquiry.

(d)

Nothing contained in this Section 6.4 shall prohibit Seller from taking and disclosing to its stockholders a position contemplated by Rule 14e-2 promulgated under the Exchange Act or from making any required disclosure to Seller’s stockholders if, in the good faith judgment of the board of directors of Seller (upon the recommendation of the Special Committee), after consultation with outside counsel, failure so to disclose could be inconsistent with its obligations under applicable Law; provided, however, that except as set forth in Section 6.4(b), in no event shall Seller’s board of directors or any committee thereof withdraw or modify, or propose to withdraw or modify, its position with respect to this Agreement or the Contemplated Transactions or adopt, approve, or recommend, or propose to adopt, approve, or recommend any Acquisition Proposal.

(e)

For purposes of this Agreement, “Superior Proposal” means any unsolicited, bona fide written offer made by a Third Party to enter into an Acquisition Transaction with either of Seller or the Company on terms that the board of directors of Seller determines (upon the recommendation of the Special Committee), in its good-faith reasonable judgment (after consultation with a financial advisor of nationally recognized reputation and outside legal counsel), to be more favorable from a financial point of view to Seller’s stockholders, taking into account all the terms and conditions of such proposal and this Agreement, and taking into account the likelihood of consummation in light of all financial, regulatory, legal, and other aspects of such proposal (including any financing conditions and antitrust or competition law approvals or non-objections).

(f)

Immediately following a request by Buyer, Seller shall request each Person or entity that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring Seller or any of its assets or Subsidiaries thereof to return all confidential information heretofore furnished to such Person or entity by or on behalf of Seller. None of Seller or its Subsidiaries will waive any provision of any confidentiality or standstill agreement to which it is a party without the prior written consent of Buyer.

Section 6.5

Reasonable Best Efforts.

(a)

Subject to the terms and conditions of this Agreement, including Section 6.4, each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable under applicable Laws to consummate and make effective, in the most expeditious manner practicable, the Contemplated Transactions, including (i) preparing and filing, as soon as practicable, all forms, registrations and notices required to be filed to consummate the Contemplated Transactions and the taking of all such actions as are necessary to obtain any requisite approvals, consents, Orders, exemptions or waivers by, or to avoid an action or proceeding by, any Third Party or Governmental Entity, and (ii) causing the satisfaction of all conditions set forth in ARTICLE 7.

(b)

Notwithstanding anything to the contrary contained in this Section 6.5, in connection with the Stock Purchase or the consummation of the Contemplated Transactions, Buyer shall not be required to agree to any terms, conditions, or modifications with respect to (i) obtaining any Governmental Consents or (ii) avoiding any action or proceeding by any Third Party or Governmental Entity, to the extent such terms, conditions, or modifications would result in, or would be reasonably likely to result in, (A) Material Adverse Change or (B) Buyer, Seller, the Company or any of their respective Subsidiaries having to cease, sell, or otherwise dispose of any assets or business (including the requirement that any such assets or businesses be held separate) that a reasonably prudent investor would determine to be material to Buyer or to the material benefits of the transaction for which Buyer has bargained for hereunder.

(c)

Seller shall, and Seller shall cause the Company to, use its respective reasonable best efforts to obtain, as promptly as practicable following the date hereof, all licenses, certifications, Permits, approvals, provider numbers and authorizations (“Government Consents”), if any, from all applicable Governmental Entities in connection with the Contemplated Transactions and as may be required to authorize Buyer or the Company, as the case may be, to operate or to continue to operate, as may be applicable, the Seller Healthcare Management Business as it is currently operated by Seller and proposed to be operated by the Company.

(d)

The Parties shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the other and each of their respective Affiliates that appears in any filing made with, or written materials submitted to, any Third Party or any Governmental Entity in connection with the Contemplated Transactions.  If a Party fails to respond within three (3) Business Days to any filings or written materials furnished to such Party for its review, such Party shall be deemed to have approved such filing or written material.

(e)

Each Party shall promptly inform the others of any communication from any Governmental Entity regarding any of the Contemplated Transactions and keep the others informed of the status of the proceedings related to obtaining any approvals of any Governmental Entity or Third Party (including with respect to the termination or expiration of any waiting period).  Each Party shall use commercially reasonable best efforts to consult with the others in advance of any meeting or conference with a Governmental Entity or, in connection with any proceeding by a Third Party, with any other Person, relating to this Agreement and the Contemplated Transactions and, to the extent permitted by such applicable Governmental Entity or other Person, give the other Party the opportunity to attend and participate in such meetings and conferences.  If any Party receives a request for additional information or documentary material from any such Governmental Entity or other Person with respect to the Contemplated Transactions, then such Party shall endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request.

Section 6.6

Certain Notices.  From and after the date of this Agreement until the Closing, each Party shall promptly notify the other Party of (i) the occurrence, or nonoccurrence, of any event that would be likely to cause any condition to the obligations of any Party to effect the Contemplated Transactions not to be satisfied or (ii) the failure of Buyer, Seller, or the Company, as the case may be, to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it pursuant to this Agreement that would reasonably be expected to result in any condition to the obligations of any Party to effect the Contemplated Transactions not to be satisfied.

Section 6.7

Public Announcements.  None of the Parties shall (and, in the case of each Party, such Party shall cause each representative and Affiliate of such Party, not to) issue any press release or make any public announcement concerning this Agreement or the Contemplated Transactions without obtaining the prior written approval of (i) Seller, in the event the disclosing Party is Buyer or any Buyer representative or Affiliate, or (ii) Buyer, in the event the disclosing Party is Seller or any Seller representative or Affiliate, such consent not to be unreasonably withheld or delayed; provided, however, that if a Party determines, based upon advice of counsel, that disclosure is otherwise required by applicable Law or the rules or regulations of any stock exchange or market or trading system upon which the securities of such Party is listed, such Party may make such disclosure to the extent so required; provided, further, that such disclosure is made in consultation with the other Party to this Agreement.

Section 6.8

Employee Matters.

(a)

Not later than ten (10) days prior to the anticipated Closing, Buyer shall deliver to Seller a complete list of all employees of Seller whose employment Buyer desires to be terminated by Seller, at or prior to the Closing Date, for the purpose of being hired by the Company at or prior to the Closing Date (the “Continuing Employees”).  Except for those amounts set forth in Schedule 6.8, which amounts shall be included as certain liabilities of the Seller Healthcare Management Business subject to the Contribution, the employment of each Continuing Employee shall be terminated by Seller effective at or prior to the Closing Date, and Seller, as a result of such termination, shall pay or cause to be paid to each such Continuing Employee, as well as each independent contractor or representatives of Seller who is terminated, when terminated (i) all bonuses, deferred compensation, commissions, and other incentive compensation, and the reduction in force severance benefits that is owed to or has been earned by any of the Continuing Employee, independent contractors, or other representatives of Seller payable to him or her pursuant to the severance policy of Seller in effect on the date hereof (a copy of which has been made available to Buyer on or prior to the date hereof) and (ii) any bonuses, deferred compensation, commissions, other incentive compensation, and severance benefits payable to him or her pursuant to any employment agreement or arrangement between him or her and Seller.

(b)

Buyer hereby agrees that following the Closing Date, it shall, or it shall cause the Company to, (i) provide each Continuing Employee with a substantially similar position at a substantially similar salary and wages and on substantially the same terms and conditions as was provided to the Continuing Employee immediately prior to the Closing Date, and (ii) allow each Continuing Employee employed by the Company to participate in an employee benefit program of an Affiliate of Buyer that applies at that time to all or substantially all other similarly situated employees or affiliated employees of such Affiliate of Buyer.  Nothing herein shall be deemed to be a guarantee of employment for any Continuing Employee or to restrict the right of Buyer or the Company to terminate any Continuing Employee following the Closing Date or create any Third Party beneficiary rights.

(c)

Prior to the Closing Date, Seller or the Company, as the case may be, shall make available all background checks conducted by Seller or the Company, as the case may be, and Seller shall, and Seller shall cause the Company to, conduct background checks on employees hired by it or the Company after the date hereof, in accordance with the currently existing employment practices of Seller or the Company, as the case may be.

(d)

At or prior to Closing, Seller shall, and Seller shall cause the Company to, terminate all Employee Benefit Programs.

Section 6.9

Indemnification of Directors and Officers.  From and after the Closing Date until six (6) years from the Closing Date, unless otherwise required by Law, the certificate of incorporation and bylaws of Seller shall contain provisions no less favorable with respect to the elimination of liability of directors and indemnification of and advancement of expenses to directors, officers, employees, and agents than are set forth in the certificate of incorporation and bylaws of Seller as in effect on the Closing Date; provided, however, that in the event any claim or claims are asserted against any individual entitled to the protections of such provisions within such six (6) year period, such provisions shall not be modified until the final disposition of any such claims.

Section 6.10

Confidentiality Agreement.  The Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of (i) the Closing Date or (ii) the expiration of the Confidentiality Agreement according to its terms.

Section 6.11

Allocation Schedule.  Prior to the Closing Date, the Parties will prepare Schedule 6.11 (the “Allocation Schedule”) covering all Indebtedness of Seller or the Company, specifying:  (a) each Person (including Seller) to whom a portion of the Purchase Price shall be delivered to on the Closing Date (each, a “Payee”); (b) each Payee’s current mailing address; (c) each Payee’s portion of the Purchase Price; and (d) each Payee’s wiring instructions.

Section 6.12

Expenses.  Whether or not the Closing takes place, except as otherwise specifically provided below, all (i) reasonable fees from a financial advisor in connection with delivery of a fairness opinion to Seller with respect to the Contemplated Transactions; (ii) reasonable legal and other professional fees related to the Contemplated Transactions and the preparation, filing, printing, and mailing of the Information Statement (including any SEC filing fees) incurred by Seller and the Company (together, the fees described in clauses (i) and (ii), the “Advisor Fees”); and (iii) legal and other professional fees related to the Contemplated Transactions incurred by Buyer (together, the fees described in clauses (i) (ii), and (iii), the “Transaction Expenses”) shall be paid by Buyer; provided, however, notwithstanding the foregoing, (x) this Section 6.12 shall be of no force or effect if this Agreement is terminated by Seller for any reason and (y) in the event this Agreement is terminated by Buyer, Buyer shall be obligated to pay no more than $100,000 in the aggregate toward any Advisor Fees incurred by Seller or the Company.  For the purpose of clarity, if the Closing takes place, Buyer will assume the obligations with respect to the Transaction Expenses without further consideration from Seller or the Company other than that described in this Agreement.

Section 6.13

Fairness Opinion.  Seller shall use its commercially best efforts to obtain the Fairness Opinion as soon as is practicable (and in all events no later than ten (10) days) after the date hereof.  Seller shall keep Buyer fully and immediately informed of all discussions and developments with the Financial Advisor and provide Buyer with copies of all correspondence with and written communications (including without limitation all reports and draft reports or similar documents) from the Financial Advisor.

ARTICLE 7

CONDITIONS TO CLOSE

Section 7.1

Conditions to Obligations of Each Party Under This Agreement.  The respective obligations of each Party to effect the Contemplated Transactions shall be subject to the satisfaction, or in the case of Section 7.1(b) and Section 7.2(i)(iv) the waiver in writing by both Buyer and Seller, at or prior to the Closing of the following conditions:

(a)

Stockholder Approval.  Seller shall have obtained Stockholder Approval pursuant to the Stockholder Consent and a period of at least twenty (20) calendar days shall have elapsed from the date the definitive Information Statement, including any notice required under the DGCL or other applicable Law, was first mailed to Seller’s stockholders.

(b)

No Injunctions or Restraints; Illegality.  There shall not have been, and continue to be in effect, any Law or executive or any other Order or similar action of any Governmental Entity, enacted or issued, that would render the Parties unable to consummate the Contemplated Transactions or make the Contemplated Transactions illegal or prohibit, restrict, or delay consummation of the Contemplated Transactions (other than a de minimis civil violation of any Law that does not affect the ability of the Company to obtain and maintain licenses, certifications, Permits, approvals, provider numbers, and authorizations for the ownership and operation of the Seller Healthcare Management Business).

(c)

Fairness Opinion.  On or prior to the Closing, the board of directors of Seller has received from Howard Frazier Barker Elliott, Inc., or another comparable valuation firm (the “Financial Advisor”) its opinion (the “Fairness Opinion”) that the Purchase Price to be received by Seller in the Contemplated Transactions is fair from a financial point of view to the holders of Seller Common Stock.

(d)

Contribution and Allocation Schedule.  On or prior to the Closing, each of Buyer and Seller shall be satisfied in its reasonable discretion with the form and substance of the Allocation Schedule and documentation of the Contribution, including the description of the Assets and liabilities transferred in connection with the Contribution.

Section 7.2

Additional Conditions to Obligations of Buyer.  The obligations of Buyer to consummate the Contemplated Transactions are also subject to the following conditions, any or all of which may be waived in writing by Buyer:

(a)

The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date except for those representations and warranties that address matters only as of an earlier date, which shall have been true and correct as of such earlier date.

(b)

Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term “material,” or contain terms such as “Material Adverse Change,” in which case each of Seller shall have performed and complied with all of such covenants (as so written, including the term “material” or “Material Adverse Change”) in all respects through the Closing.

(c)

Other than as specifically contemplated in connection with the Contribution, neither Seller nor any of its Affiliates or Subsidiaries shall have sold, assigned, contributed, or otherwise transferred any assets or Liabilities to the Company.

(d)

Buyer shall have received a certificate of an executive officer of Seller to the effect set forth in Sections 7.2(a), 7.2(b), and 7.2(c).

(e)

Since December 31, 2006, there shall not have occurred a Material Adverse Change, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a Material Adverse Change.

(f)

The Company shall have received all Government Consents required in connection with the operation of the Seller Healthcare Management Business after the Closing Date, except where the failure to obtain any such Government Consent would not reasonably be expected to result in a Material Adverse Change.

(g)

Buyer shall have received the resignations, effective as of the Closing, of each director and officer of the Company other than those whom Buyer shall have specified in writing at least five (5) business days prior to the Closing.

(h)

Buyer shall be satisfied, in its sole discretion, with the results of its due-diligence investigation of Seller and the Company; provided, however, that this condition shall expire and become null and void on the Due Diligence End Date.

(i)

All actions to be taken by Seller in connection with consummation of the Contemplated Transactions, and all certificates, opinions, instruments, and other documents required to effect the Contemplated Transactions shall be satisfactory in form and substance to Buyer, including, without limitation:

(i)

the original stock certificate(s) representing the Shares, duly endorsed or accompanied by duly executed stock power;

(ii)

true and correct copies of a release of each item of Indebtedness of Seller or the Company if such item of Indebtedness is paid prior to the Closing Date or, to the extent not paid prior to the Closing Date, a payoff letter from each creditor setting forth the amount of each such item of Indebtedness (which amount is to be paid at Closing in accordance with the Allocation Schedule);

(iii)

a written consent for the assignment of each of the Leases to the Company from the landlord or other party whose consent, if any, thereto is required under such Lease;

(iv)

evidence that all Liens on the assets of the Company shall have been released and completed copies of UCC-3 termination statements related to such Liens to be filed on the Closing Date;

(v)

evidence that Seller has paid, and Seller has caused the Company to pay, amounts described in Section 6.8;

(vi)

a certificate executed by an officer of the Company stating that the Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code;

(vii)

evidence that Seller has terminated, and has caused the Company to terminate, all Employee Benefit Programs;

(viii)

Department of Treasury Internal Revenue Service Form 8023 relating to the election under Section 338(h)(10) of the Code, if such election is determined by Seller not to create any material adverse tax consequences to Seller or Seller’s stockholders;

(ix)

evidence that Seller has consummated the Protegrity Redemption;

(x)

evidence that each of Seller and the Company has satisfied the representation and warranty in Section 4.12; and

(xi)

all other customary documents, instruments or certificates as shall be reasonably requested by Buyer and as shall be consistent with the terms of this Agreement.

(j)

Each of Harry M. Neer, Mark C. Neer, and Gregory H. Neer shall have entered into employment or consulting agreements with the Company or an Affiliate of Buyer on terms reasonably satisfactory to Buyer, and such agreements shall be in full force and effect as of the Closing.

(k)

Seller shall have delivered to Buyer copies of the certificate of incorporation (or formation) of each of Seller and the Company certified on or soon before the Closing Date by the Secretary of State (or comparable officer) of the jurisdiction of each such Person’s incorporation (or formation).

(l)

Seller shall have delivered to Buyer copies of the certificate of good standing of each of Seller and the Company issued on or soon before the Closing Date by the Secretary of State (or comparable officer) of the jurisdiction of each such Person’s organization and of each jurisdiction in which each such Person is qualified to do business as a foreign corporation.

(m)

Seller shall have delivered to Buyer copies, certified by the secretary or an assistant secretary of each of Seller and the Company, of (i) the bylaws (or other governing documents) of each of Seller and the Company, and (ii) the resolutions of the board of directors or other authorizing body (or a duly authorized committee thereof) and stockholders of each of Seller and the Company authorizing the execution, delivery, and performance of this Agreement and the Contemplated Transactions.

(n)

Seller shall have delivered to Buyer a certificate of the secretary or an assistant secretary of each of Seller and the Company, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to:  (i) no amendments to the certificate of incorporation (or formation) of such Person since the date of the certification specified in Section 7.2(m) above; (ii) the bylaws (or other governing documents) of such Person; (iii) the resolutions of the board of directors or other authorizing body (or a duly authorized committee thereof) and stockholders of such Person authorizing the execution, delivery, and performance of this Agreement and the Contemplated Transactions; and (iv) incumbency and signatures of the officers of such Person executing this Agreement or any other agreement contemplated by this Agreement.

Section 7.3

Additional Conditions to Obligations of Seller.  The obligations of Seller to consummate the Contemplated Transactions are also subject to the following conditions, any or all of which may be waived in writing by Seller:

(a)

The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date except (i) for those representations and warranties that address matters only as of an earlier date, which shall have been true and correct as of such earlier date, and (ii) to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Change,” in which case such representations and warranties (as so written, including the term “material” or “Material Adverse Change”) shall be true and correct in all respects at and as of the Closing.

(b)

Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term “material,” or contain terms such as “Material Adverse Change,” in which case Buyer shall have performed and complied with all of such covenants (as so written, including the term “material” or “Material Adverse Change”) in all respects through the Closing.

(c)

Seller shall have received a certificate of an executive officer of Buyer to the effect set forth in Section 7.3(a) and Section 7.3(b).

Section 7.4

Frustration of Closing Conditions.  None of Buyer, Seller, or the Company may rely on the failure of any condition set forth in ARTICLE 7 to be satisfied if such failure was caused by such Party’s failure to act in good faith to comply with this Agreement and consummate the transactions provided for herein.

ARTICLE 8.

POST-CLOSING COVENANTS

Section 8.1

General.  If at any time after the Closing any further actions are necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further actions (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party.  Seller acknowledges and agrees that from and after the Closing, Buyer will be entitled to copies of all documents, books, Contracts, records (including Tax records), agreements, and financial data of any sort relating to the Seller Healthcare Management Business and the Company.

Section 8.2

Confidentiality.  From and after the Closing Date, Seller shall keep confidential, and use its best efforts to cause their respective Affiliates and instruct their respective representatives, officers, directors, managers, members, employees, and advisors to keep confidential, all information relating to the Company, except (a) as required by applicable Law or administrative process, and (b) for information that is generally available to the public on the Closing Date or thereafter becomes available to the public, other than as a result of a breach of this Section 8.2.

Section 8.3

Litigation Support.  In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, each of the Parties will cooperate with it and its counsel in the contest or defense, make available his, her, or its personnel, and provide such testimony and access to his, her, or its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party.

Section 8.4

Transition.  Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Seller Healthcare Management Business or the Company from maintaining the same business relationships with the Company after the Closing as it maintained with Seller or the Company prior to the Closing.  Seller will refer all customer inquiries relating to the Seller Healthcare Management Business to Buyer and the Company from and after the Closing.

ARTICLE 9

TERMINATION

Section 9.1

Termination.  This Agreement may be terminated, and the Contemplated Transactions contemplated hereby may be abandoned, at any time prior to the Closing Date, as set forth below in this Section 9.1, by action taken or authorized by the board of directors of the terminating Party or Parties:

(a)

by mutual written consent of Buyer and Seller;

(b)

by either Buyer or Seller:

(i)

if the Contemplated Transactions shall not have been consummated by September 30, 2007 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(a)(i) shall not be available to any Party whose material breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Contemplated Transactions to occur on or before the Termination Date; or

(ii)

if there shall be any Law that makes consummation of the Contemplated Transactions illegal or otherwise prohibited or any Order of any Governmental Entity having competent jurisdiction enjoining Buyer and Seller from consummating the Contemplated Transactions is entered and such Order has become final and nonappealable and, prior to termination pursuant to this Section 9.1(a)(i), the terminating Party shall have complied in all material respects with its obligations under Section 6.5; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(a)(i) shall not be available to any Party whose breach of any provision of this Agreement results in the imposition of any such Order or the failure of such Order to be resisted, resolved or lifted, as applicable;

(c)

by Seller if Buyer shall have materially breached any of the covenants or agreements contained in this Agreement to be complied with by Buyer such that the closing condition set forth in Section 7.3(a) would not be satisfied.

(d)

by Buyer:

(i)

if (A) Seller shall have breached any of the covenants or agreements contained in this Agreement to be complied with by Seller such that the closing condition set forth in Section 7.2(a) would not be satisfied or (B) there exists a breach of any representation or warranty of Seller contained in this Agreement such that the closing condition set forth in Section 7.2(a) would not be satisfied, and, in the case of either clause (A) or (B), such breach is incapable of being cured by the earlier to occur of (x) twenty (20) Business Days after Seller receives written notice of such breach from Buyer or (y) the Termination Date;

(ii)

if the Stockholder Consent or other Stockholder Approval, if any, shall have been rescinded, modified, or amended;

(iii)

if the board of directors of Seller or any committee thereof withdraws or modifies, or publicly proposes to withdraw or modify, in a manner adverse to Buyer, its approval of the Contemplated Transactions or this Agreement, or the board of directors of Seller or any committee thereof resolves to take any of the foregoing actions;

(iv)

if the condition set forth in Section 7.2(h) is not satisfied;

(v)

if Seller enters into any definitive agreement, letter of intent, agreement in principle, or similar agreement with respect to any Acquisition Proposal or if the board of directors of Seller has approved or recommended or publicly proposed to approve or recommend an Acquisition Proposal; or

(vi)

the Seller or Company shall have incurred a Material Adverse Change, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a Material Adverse Change.

Section 9.2

Effect of Termination.  Except as otherwise set forth in this Section 9.2, in the event of a termination of this Agreement by either Seller or Buyer as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer or Seller or their respective officers or directors; provided, however, that (i) the provisions of Section 9.2, Section 9.3, and ARTICLE 10 and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement and (ii) the Termination Fee shall be the exclusive remedy of Buyer under circumstances where the Termination Fee is payable by Seller; provided, further, that no Party shall be relieved or released from any Liabilities or damages arising out of its willful and material breach of any provision of this Agreement and, in such event, the non-breaching Party or Parties shall be entitled to seek recovery for any and all damages, losses, claims, Liabilities, demands, charges, penalties, costs, expenses, and/or diminution in value of such Party or Parties.  In no event shall any Party be liable for punitive damages.

Section 9.3

Termination Fee.

(a)

If this Agreement is terminated pursuant to Section 9.1(d)(v), and Buyer is not in material breach of this Agreement at the time of such termination, then Seller shall pay, or cause to be paid, to Buyer $100,000 plus any reasonable costs, fees, and expenses, including reimbursement obligations, if any, incurred by Buyer in connection with the transactions, whether or not consummated, contemplated by this Agreement (the “Termination Fee”) not later than the day of such termination.  The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to Seller by Buyer.  For the avoidance of doubt, in no event shall Seller be obligated to pay, or cause to paid, the Termination Fee on more than one occasion.

(b)

Seller acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated in this Agreement, that the damages resulting from termination of this Agreement under circumstances where a Termination Fee is payable are uncertain and incapable of accurate calculation and that the amounts payable pursuant to Section 9.3(a) are reasonable forecasts of the actual damages that may be incurred and constitute liquidated damages and not a penalty, and that, without these agreements, Buyer would not enter into this Agreement; accordingly, if Seller fails to promptly pay the Termination Fee, and, in order to obtain such payments Buyer commences a suit that results in a judgment against Seller for the Termination Fee, Seller shall pay to Buyer its costs and expenses (including reasonable attorney’s fees) in connection with such suit.

ARTICLE 10

GENERAL PROVISIONS

Section 10.1

Non-Survival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, and after the Closing Date no claim, action, suit, or proceeding may be asserted or brought based on or relating to any such representation or warranty or any breach or alleged breach thereof.  This ARTICLE 10, the agreements of Buyer and Seller in Section 6.8, Section 6.9, Section 6.12, and ARTICLE 8 and those other covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Closing Date shall survive the consummation of the Contemplated Transactions.

Section 10.2

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or received by telegraphic or other electronic means (including facsimile, telecopy, telex, and e-mail) with confirmation of transmission by the transmitting equipment or when delivered by overnight courier, or if mailed, five (5) days after being deposited in the United States mail, certified or registered mail, first-class postage prepaid, return receipt requested, to the Parties at the addresses, email addresses, or facsimile numbers set forth on Appendix A.  Any Party from time to time may change its physical address, e-mail address, or facsimile number for the purpose of receipt of notices to that Party hereunder by giving notice specifying a new physical address, e-mail address, or facsimile number to the other Persons listed on Appendix A in accordance with the provisions of this Section 10.2, which will not constitute an amendment under Section 10.10.

Section 10.3

Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 10.4

Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 10.5

Entire Agreement.  This Agreement (together with the exhibits, schedules, annexes, appendices, and the other documents delivered pursuant hereto, which are incorporated herein by reference) and the Confidentiality Agreement constitute the entire agreement of the Parties and supersede all prior understanding, agreements, representations, or undertakings, both written and oral, by or among the Parties, or any of them, with respect to the subject matter hereof and thereof.

Section 10.6

Third-Party Beneficiaries.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or Liabilities hereunder upon any Person other than the Parties hereto and their respective successors and permitted assigns.  Without limiting the generality of the foregoing, (i) no employee of Seller or the Company shall have any rights, as an employee, under this Agreement or under any of the other documents contemplated hereby to which they are not personally a party, and (ii) other than as an express party to this Agreement or the other documents contemplated hereby, if applicable, no creditor of any of the Parties shall have any rights under this Agreement or any of the other documents contemplated hereby.  Nothing in this Agreement shall be deemed or construed to affect any change or amendment to any Employee Benefit Plans of

Seller, and nothing in this Agreement modifies or shall be deemed to modify the ability of any such Employee Benefit Plan to be amended or terminated in accordance with its terms.

Section 10.7

Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective permitted successors and assigns.  No Party may assign either this Agreement or any of his, her, or its rights, interests, or obligations hereunder (whether by operation of law or otherwise) without the prior written approval of Buyer and Seller; provided, however, that Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).  Any assignment in violation of the foregoing shall be null and void.

Section 10.8

Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean “including without limitation.” The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

Section 10.9

Governing Law; Consent to Jurisdiction.

(a)

This Agreement, including any legal action, suit, or proceeding arising out of or relating to this Agreement or the Contemplated Transactions, whether in tort, contract, or equity, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to conflict-of-law principles that would result in the application of any Law other than the Laws of the State of Delaware.

(b)

Any legal action, suit, or proceeding arising out of or relating to this Agreement or the Contemplated Transactions shall be brought solely in the Chancery Court of the State of Delaware; provided, that if (and only after) such courts determine that they lack subject-matter jurisdiction over any such legal action, suit, or proceeding, such legal action, suit, or proceeding shall be brought in the Federal courts of the United States located in the State of Delaware; provided, further, that if (and only after) both the Chancery Court of the State of Delaware and the Federal courts of the United States located in the State of Delaware determine that they lack subject matter jurisdiction over any such legal action, suit, or proceeding, such legal action, suit, or proceeding shall be brought in the United States District Court for the District of Colorado.  Each Party hereby irrevocably submits to the exclusive jurisdiction of such courts in respect of any legal action, suit or proceeding arising out of or relating to this Agreement or the Contemplated Transactions, and hereby waives, and agrees not to assert, as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the Contemplated Transactions may not be enforced in or by such courts.  Each Party agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the Contemplated Transactions shall be properly served or delivered if delivered in the manner contemplated by Section 10.2.

Section 10.10

Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Seller.  No waiver by any Party of any right, power, privilege, or claim under or provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

Section 10.11

Specific Performance.  Except as specifically set forth herein, the Parties recognize that in the event Seller should refuse to perform under the provisions of this Agreement, monetary damages alone will not be adequate.  Buyer shall therefore be entitled, in addition to any other remedies that may be available, including money damages, to obtain specific performance of the terms of this Agreement.  In the event of any action to enforce this Agreement specifically, Seller hereby waives the defense that there is an adequate remedy at law.

Section 10.12

Fees and Expenses.  Subject to Section 6.12 and except as otherwise expressly set forth in this Agreement, all fees and expenses incurred in connection herewith and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Contemplated Transactions is consummated.

Section 10.13

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the Parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the Parties have executed this Stock Purchase Agreement as of the day and year first above written.

BUYER:

NEXUS ASSET ACQUISITION CO.

By:	/s/ Frank Vidrik
Name:	Frank Vidrik
Title:	President and CEO

SELLER:

ROCKPORT HEALTHCARE GROUP, INC.

By:	/s/ Harry M. Neer
Name:	Harry M. Neer
Title:	President, Chief Executive Officer, Chief Financial officer, Treasurer, Director

APPENDIX B

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of May 16, 2007, is between Nexus Asset Acquisition Co., a Delaware corporation (“Nexus”), and the persons listed on signature pages hereof (each, a “Majority Stockholder” and, collectively, the “Majority Stockholders”).

RECITALS:

A.

Each Majority Stockholder owns the number of shares of Common Stock, par value $.001 per share (the “Common Stock”), of Rockport Healthcare Group, Inc., a Delaware corporation (the “Company”), (including any shares of Common Stock into which the outstanding principal and accrued interest on the 10% Convertible Subordinated Unsecured Notes of the Company (the “Convertible Notes”) may be converted or exchanged after the date hereof) set forth opposite such Majority Stockholder’s name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by any Majority Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”).

B.

Mr. John K. Baldwin has converted all of the convertible promissory notes of Seller that he holds, together with accrued but unpaid interest through the date hereof, into 4,584,052 shares of Common Stock.

C.

Contemporaneously with the execution and delivery of this Agreement, Nexus and the Company have entered into a Stock Purchase Agreement (as the same may from time to time be modified, supplemented, or restated, the “Purchase Agreement”) pursuant to which, Nexus will acquire (the “Acquisition”) one thousand (1,000) shares of common stock of Rockport Community Network, Inc., a Nevada corporation, no par value per share, upon the terms and subject to the conditions set forth therein.

D.

As a condition and inducement to the willingness of Nexus to execute and deliver the Purchase Agreement, the Majority Stockholders must (i) enter into this Agreement; and (ii) give their written consent, dated as of the date of the Purchase Agreement, in form and substance acceptable to Nexus, pursuant to which the Majority Stockholders have approved, among other things, the adoption of the Acquisition and the Purchase Agreement.

AGREEMENT:

NOW, THEREFORE, the parties agree as follows:

ARTICLE I
REPRESENTATIONS AND WARRANTIES
OF EACH MAJORITY STOCKHOLDER

Each Majority Stockholder, severally and not jointly, represents and warrants to Nexus as follows:

Section 1.1

Authority.  Such Majority Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed, and delivered by such Majority Stockholder and constitutes a valid and binding obligation of such Majority Stockholder enforceable in accordance with its terms.  If such Majority Stockholder is married and the Subject Shares of such Majority Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid, and binding with respect to such Subject Shares, this Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Majority Stockholder’s spouse, enforceable against such spouse in accordance with its terms.  If such Majority Stockholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

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Section 1.2

No Conflicts; Required Filings and Consents.

(a)

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof will violate, conflict with, or result in a breach, or constitute a default (with or without due notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule, or regulation applicable to such Majority Stockholder or to such Majority Stockholder’s property or assets.

(b)

The execution and delivery of this Agreement by such Majority Stockholder does not, and the performance of this Agreement by such Majority Stockholder will not, require any consent, approval, authorization, or permit of, or filing with or notification to, any “Governmental Entity” (as defined in the Purchase Agreement), except where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by such Majority Stockholder of any of his obligations under this Agreement.

Section 1.3

The Subject Shares.  Such Majority Stockholder is the record and beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite such Majority Stockholder’s name on Schedule A hereto, free and clear of any mortgage, lien, pledge, charge, encumbrance, security interest, or other adverse claim, other than restrictions imposed by applicable securities laws.  Such Majority Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite such Majority Stockholder’s name on Schedule A hereto.  Such Majority Stockholder has the sole right to vote, or to dispose, of such Subject Shares, and none of such Subject Shares is subject to any agreement, arrangement, or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.  There are no agreements or arrangements of any kind, contingent or otherwise, obligating such Majority Stockholder to sell, transfer, assign, grant a participation interest in, option for, pledge, hypothecate, or otherwise dispose or encumber (each, a “Transfer”), or cause to be Transferred, any of the Subject Shares, and no “Person” (as defined in the Purchase Agreement) has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares.

Section 1.4

Reliance by Nexus.  Such Majority Stockholder understands and acknowledges that Nexus is entering into the negotiations concerning the Acquisition and the Purchase Agreement, if at all, in reliance upon such Majority Stockholder’s execution and delivery of this Agreement and the representations, warranties, and covenants contained herein.

Section 1.5

Litigation.  There is no action, proceeding, or investigation pending or threatened against such Majority Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Majority Stockholder in connection with this Agreement.

Section 1.6

Finder’s Fees.  No broker, investment bank, financial advisor, or other person is entitled to any broker’s, finder’s, financial adviser’s, or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Majority Stockholders.

Section 1.7

Non-Solicitation.  The Company has not solicited the proxy, vote, consent, or other authorization or action of such Majority Stockholder to enter into this Agreement or otherwise in connection with the approval by written consent of the Acquisition or Purchase Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF NEXUS

Nexus represents and warrants to each of the Majority Stockholders as follows:

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Section 2.1

Authority.  Nexus has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed, and delivered by Nexus and constitutes a valid and binding obligation of Nexus enforceable in accordance with its terms.

Section 2.2

No Conflicts; Required Filings and Consents.

(a)

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof will violate, conflict with, or result in a breach, or constitute a default (with or without due notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule, or regulation applicable to Nexus or to Nexus’s property or assets.

(b)

The execution and delivery of this Agreement by Nexus does not, and the performance of this Agreement by Nexus will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by Nexus of any of its obligations under this Agreement.

ARTICLE III
VOTING OF SUBJECT SHARES

Section 3.1

Agreement to Vote.  From the date hereof, and until the termination of this Agreement in accordance with Section 6.1, each Majority Stockholder, severally and not jointly, and subject to the provisions of Section 5.1, agrees as follows:

(a)

At any meeting of stockholders of the Company called to vote upon the Acquisition and the Purchase Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent, or other approval (including by written consent) with respect to the Acquisition and the Purchase Agreement is sought, each Majority Stockholder shall vote (or cause to be voted), provided that the Board of Directors of the Company has not disapproved the Purchase Agreement or recommended against the adoption of the Acquisition by the stockholders of the Company, the Subject Shares (and each class thereof) in favor of the adoption by the Company of the Acquisition and the approval of the Purchase Agreement and, subject to Section 4.4, any actions required in furtherance thereof and each of the transactions contemplated by the Purchase Agreement, including the “Contemplated Transactions” (as defined in the Purchase Agreement).

(b)

At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, each Majority Stockholder shall vote (or cause to be voted) its Subject Shares (and each class thereof) against (i) any acquisition agreement or acquisition (other than the Purchase Agreement and the Acquisition), consolidation, combination, sale or transfer of a material amount of assets, reorganization, recapitalization, dissolution, liquidation, or winding up of or by the Company, and (ii) any amendment of the Company’s certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent, or nullify the Acquisition, the Purchase Agreement, the Contemplated Transactions, or any of the other transactions contemplated by the Purchase Agreement or change in any manner the voting rights of the Subject Shares other than in connection with the transactions contemplated by the Acquisition.  Each Majority Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

Section 3.2

No Solicitation of Transactions.  Subject to the terms of Section 5.1, none of the Majority Stockholders nor any of their affiliates shall, directly or indirectly, and each Majority Stockholder will instruct his agents, advisors and other representatives (including without limitation, any investment banker, attorney, or accountant retained by it) not to, directly or indirectly, initiate, solicit, encourage, or facilitate (including by way of furnishing information) any inquiries or proposals regarding any “Acquisition Proposal” (as defined in the Purchase Agreement).  Each Majority Stockholder and each of his agents, advisors, and other representatives shall immediately cease and cause to be terminated any existing discussions or negotiations with any Person (other than

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Nexus) conducted heretofore with respect to any of the foregoing.  Each Majority Stockholder shall promptly advise Nexus orally and in writing of (a) any proposal for an Acquisition Proposal or any request for information with respect to any proposal for an Acquisition Proposal received by such Majority Stockholder or any of his agents, advisors, or other representatives, the material terms and conditions of such proposal for an Acquisition Proposal or request and the identity of the person making such proposal for an Acquisition Proposal or request (and provide Nexus with copies of any written proposal for an Acquisition Proposal or amendments or supplements thereto) and (b) any changes in any such proposal for an Acquisition Proposal or request.

ARTICLE IV
ADDITIONAL AGREEMENTS

Section 4.1

No Disposition or Encumbrance of Subject Shares.  Except as provided in the next to the last sentence of this Section 4.1, each Majority Stockholder agrees not to, directly or indirectly, (a) Transfer or enter into any agreement, option, or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person, other than in accordance with the Purchase Agreement or (b) grant any proxies, deposit any Subject Shares into any voting trust, or enter into any voting arrangement, whether by proxy, voting agreement, or otherwise, with respect to the Subject Shares, other than pursuant to this Agreement.  Subject to the next to the last sentence of this Section 4.1, each Majority Stockholder further agrees not to commit or agree to take any of the foregoing actions.  Notwithstanding the foregoing, each Majority Stockholder shall have the right to Transfer its Subject Shares to a “Permitted Transferee” (as defined below) of such Majority Stockholder if and only if such Permitted Transferee shall have agreed in writing, in a manner reasonably acceptable in form and substance to Nexus, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Majority Stockholder for all purposes of this Agreement.  “Permitted Transferee” means, with respect to any Majority Stockholder, (A) any other Majority Stockholder; (B) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee, or legatee of such Majority Stockholder; (C) any trust, the trustees of which include only the Persons named in clause (A) or (B) and the beneficiaries of which include only the Persons named in clause (A) or (B); (D) any corporation, limited liability company, or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clause (A) or (B); or (E) if such Majority Stockholder is a trust, the beneficiary, or beneficiaries authorized or entitled to receive distributions from such trust.

Section 4.2

Disclosure.  Each of the Majority Stockholders hereby agrees to cooperate with and permits the Company to publish and disclose in the Information Statement of the Company to be filed on Schedule 14C with respect to the Acquisition and all documents and schedules filed with the SEC in connection therewith, such Majority Stockholder’s identity and ownership of the Subject Shares and the nature of such Majority Stockholder’s commitments, arrangements, and understandings under this Agreement.

Section 4.3

Waiver of Appraisal Rights.  Each of the Majority Stockholders hereby waives any rights of appraisal or rights to dissent from the Acquisition that it may have under Section 262 of the Delaware General Corporation Law (the “DGCL”).

Section 4.4

Reasonable Efforts.  Each Majority Stockholder shall use all reasonable efforts to take, or cause to he taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, in the most expeditious manner practicable, the Acquisition and the other transactions contemplated by the Purchase Agreement, and to carry out the intent and purposes of this Agreement; provided, however, that this Section 4.4 shall not require the Majority Stockholders to interfere with the composition or actions of the Company’s Board of Directors or to acquire additional securities nor provide financing to the Company.

Section 4.5

Stockholder Representative.  Each Majority Stockholder hereby designates and appoints (and each permitted Transferee of each such Majority Stockholder is hereby deemed to have so designated and appointed) Mr. Harry M. Neer and, in the case of his inability to act, Mr. John K. Baldwin (the “Stockholder Representative”), as its attorney-in-fact with full power of substitution for each of them, to serve as the representative of such Majority Stockholder to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such Majority Stockholder (including the voting of the Subject Shares in

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accordance with Sections 3.1(a) and (b)), and hereby acknowledges that the Stockholder Representative shall be authorized to take any action so required, authorized, or contemplated by this Agreement.  Each such Majority Stockholder further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such Majority Stockholder.  Each such Majority Stockholder hereby authorizes (and each such Permitted Transferee of such Majority Stockholder shall be deemed to have authorized) the other parties hereto to disregard any notices or other action taken by such Majority Stockholder pursuant to this Agreement, except for notices and actions taken by the Stockholder Representative.  Nexus is and will be entitled to rely on any action so taken or any notice given by any Stockholder Representative and is and will be entitled and authorized to give notices only to the Stockholder Representative for any notice contemplated by this Agreement to be given to any such Majority Stockholder.  A successor to the Stockholder Representative may be chosen by the holders of a majority of the shares held by the Majority Stockholders; provided that notice thereof is given by the new Stockholder Representative to Nexus.

Section 4.6

Irrevocable Proxy.  Notwithstanding the generality of Section 4.5, each Majority Stockholder hereby constitutes and appoints the Stockholder Representative with full power of substitution, as the proxy pursuant to the provisions of Section 212 of the DGCL and attorney of such Majority Stockholder, and hereby authorizes and empowers the Stockholder Representative to represent, vote and otherwise act (by voting at any meeting of the stockholders of the Company, by written consent in lieu thereof or otherwise) with respect to the Subject Shares owned or held by such Majority Stockholder regarding the matters referred to in Sections 3.1(a) and (b) until the termination of this Agreement, to the same extent and with the same effect as such Majority Stockholder might or could do under applicable law, rules, and regulations.  The proxy granted pursuant to the immediately preceding sentence is coupled with an interest and shall he irrevocable.  Each Majority Stockholder hereby revokes any and all previous proxies or powers of attorney granted with respect to any of the Subject Shares owned or held by such Majority Stockholder regarding the matters referred to in Sections 3.1(a) and (h).

ARTICLE V
STOCKHOLDER CAPACITY

Section 5.1

Stockholder Capacity.  No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer.  Each Majority Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Majority Stockholder’s Subject Shares and nothing herein shall limit or affect any actions taken by a Majority Stockholder in its capacity as a director or officer of the Company to the extent specifically permitted by the Purchase Agreement or following the termination of the Purchase Agreement.

ARTICLE VI
TERMINATION

Section 6.1

Termination.  This Agreement shall terminate upon the earlier of (a) the “Closing” (as defined in the Purchase Agreement) and (b) the termination of the Purchase Agreement in accordance with its terms, except that a termination of this Agreement shall not relieve any party from liability for any breach hereof.

ARTICLE VII
MISCELLANEOUS

Section 7.1

Additional Shares.  In the event any Majority Stockholder becomes the legal or beneficial owner of any additional shares or other securities of the Company (the “Additional Securities”), any securities into which such shares or securities may be converted or exchanged and any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or securities, then the terms of this Agreement shall apply to such securities.  Each Majority Stockholder agrees not to purchase or in any other manner acquire any Additional Securities, except for the purchase or other acquisition pursuant to Section 4.1 of Common Stock or Convertible Notes held by another Majority Stockholder as of the date hereof.

Section 7.2

Governing Law.  This Agreement, including all claims, whether in contract, equity, or tort arising hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware,

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without giving effect to its principles or rules of conflicts-of-laws to the extent that such principles or rules would require or permit the application of the law of another jurisdiction.

Section 7.3

Jurisdiction.  Each of the parties hereto irrevocably and unconditionally (a) agrees that any legal suit, action, or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the Courts of Delaware or the United States District Court for the District of Delaware (each, a “Delaware Court”); (b) waives, to the fullest extent it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in any Delaware Court, and any claim that any such action or proceeding brought in any Delaware Court has been brought in an inconvenient forum; and (c) submits to the non-exclusive jurisdiction of Delaware Courts in any suit, action or proceeding.  Each of the parties agrees that a judgment in any suit, action, or proceeding brought in a Delaware Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

Section 7.4

WAIVER OF JURY TRIAL.  EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

Section 7.5

Specific Performance.  Each Majority Stockholder acknowledges and agrees that (a) the obligations and agreements of such Majority Stockholder contained in this Agreement relate to special, unique, and extraordinary matters; (b) Nexus is and will be relying on such covenants in connection with entering into (i) the negotiations over the Acquisition and (ii) the Purchase Agreement, the performance of its obligations under the Purchase Agreement; and (c) a violation of any of the terms of obligations or agreements will cause Nexus irreparable injury for which adequate remedies are not available at law.  Therefore, each Majority Stockholder agrees that Nexus shall be entitled to an injunction, restraining order, or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such Majority Stockholder from committing any violation of such covenants, obligations, or agreements.  These injunctive remedies are cumulative and in addition to any other rights and remedies Nexus may have.

Section 7.6

Amendment, Waivers, etc.  Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by Nexus and the Stockholder Representative.  No waiver by any Party of any right, power, privilege, or claim under or provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

Section 7.7

Assignment; No Third-Party Beneficiaries.  This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided that (a) any Permitted Transferee acquiring any Subject Shares in accordance with this Section 7.7 shall, upon the delivery of the documents contemplated by Section 7.7, become a “Majority Stockholder”, and (b) Nexus may, in its sole discretion, assign, or transfer all or any of its rights, interests and obligations under this Agreement to any Affiliate.  “Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.  This Agreement shall be binding upon the respective heirs, successors, legal representatives, and permitted assigns of the parties hereto.  Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.  Without limiting the generality of the foregoing, other than as an express party to this Agreement, no creditor of any of the Parties shall have any rights under this Agreement.

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Section 7.8

Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

Section 7.9

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or received by telegraphic or other electronic means (including facsimile, telecopy, telex, and e-mail) with confirmation of transmission by the transmitting equipment or when delivered by overnight courier, or if mailed, five (5) days after being deposited in the United States mail, certified or registered mail, first-class postage prepaid, return receipt requested, to the parties at the addresses, email addresses, or facsimile numbers set forth on Appendix A.  Any Party from time to time may change its physical address, e-mail address, or facsimile number for the purpose of receipt of notices to that Party hereunder by giving notice specifying a new physical address, e-mail address, or facsimile number to the other Persons listed on Appendix A in accordance with the provisions of this Section 7.9, which will not constitute an amendment under Section 7.6.

Section 7.10

Remedies.  No failure or delay by any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.11

Severability.  If any term or provision of this Agreement is held to be invalid, illegal, incapable of being enforced by any rule of law, or public policy, or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible.  In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Section 7.12

Integration.  This Agreement, including all exhibits and schedules attached hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings or agreements relating to the subject matter hereof and thereof.

Section 7.13

Section Headings.  The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.14

Further Assurances.  From time to time at the request of Nexus, and without further consideration, each Majority Stockholder shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to effect the matters contemplated by this Agreement.

Section 7.15

Public Announcements.  Each Majority Stockholder will consult with Nexus before issuing, and provide Nexus with the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and the Purchase Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or court process.

Section 7.17

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the day and date first above written.

NEXUS ASSET ACQUISITION CO.

By:	/s/ Frank Vidrik
Name:	Frank Vidrik
Title:	President and CEO

MAJORITY STOCKHOLDERS:

By:	/s/ John K. Baldwin
Name:	John K. Baldwin

By:	/s/ Harry M. Neer
Name:	Harry M. Neer

By:	/s/ Larry K. Hinson
Name:	Larry K. Hinson

By:	/s/ Eric H. Kolstad
Name:	Eric H. Kolstad

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APPENDIX C

FAIRNESS OPINION

May 30, 2007

Board of Directors

Rockport Healthcare Group Inc.

c/o Harry M. Neer

50 Briar Hollow Lane, Suite 515W

Houston, Texas 77027

Dear Members of the Board of Directors:

Rockport Healthcare Group Inc. (“Rockport” or the “Company”), a Delaware corporation, proposes to enter into a transaction (the “Proposed Transaction”) with Nexus Asset Acquisition Co. (“Nexus”), a wholly owned subsidiary of Risk Management Solutions Inc. (“RMS”) pursuant to which Nexus will acquire essentially all of the operations and business of Rockport. Following the consummation of the Proposed Transaction, Rockport would remain a publicly traded company with no business or assets. You have retained Howard Frazier Barker Elliott Inc. (“HFBE”) to render an opinion (the “Opinion”) as to the fairness, from a financial point of view, of the Proposed Transaction to the existing common stockholders of Rockport.

We understand that the Proposed Transaction will be structured as follows: (i) the Company will transfer all of the assets related to the business of the Company (except for any subsidiary interests) to Rockport Community Network Inc. (“RCN”), a wholly owned subsidiary of Rockport, as a contribution to the capital of RCN; and (ii) Nexus will then purchase 100 percent of the equity interests of RCN from the Company. RCN will also assume certain working capital liabilities, which will remain with RCN as part of the Proposed Transaction. The total consideration in the Proposed Transaction will be $1,921,341.90 consisting of $579,718.08 to purchase the outstanding common shares of RCN (including certain redemptions of common shares and conversion of certain convertible promissory notes) and the remaining $1,341,623.82 to repay certain indebtedness and settle certain accrued liabilities. In addition, Nexus will assume certain working capital liabilities of the Company and agree to pay reasonable transaction costs incurred by the Company, including HFBE’s fees in connection with this Opinion and legal fees.

As part of our financial advisory activities, HFBE engages in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate, and other purposes. We are experienced in these activities and have performed assignments similar in nature to that requested by you on numerous occasions.

In rendering our written opinion, HFBE has reviewed certain information furnished by Rockport and other publicly available information regarding Rockport. Among other things, HFBE has:

–

reviewed the letter of intent dated May 7, 2007, concerning the Proposed Transaction;

–

reviewed the stock purchase agreement (the “Agreement”) dated May 16, 2007, concerning the Proposed Transaction;

–

reviewed the draft voting agreement dated May 9, 2007;

–

reviewed Rockport’s audited financial statements and related financial information on Form 10-KSB for the fiscal years ended March 31, 2001, through March 31, 2006, and Form 10-QSB for the nine months ended December 31, 2006;

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Board of Directors

Rockport Healthcare Group Inc.

c/o Harry M. Neer

May 30, 2007

–

reviewed preliminary internal financial data for the fiscal year ending March 31, 2007, as prepared by management of Rockport;

–

conducted discussions with members of senior management of Rockport concerning its business and prospects;

–

analyzed the historical market prices and trading activity for Rockport’s common stock;

–

analyzed market data for publicly traded companies deemed comparable to Rockport;

–

analyzed data on recent transactions involving target companies deemed comparable to Rockport; and

–

reviewed such other matters as HFBE deemed necessary, including an assessment of general economic, market, and monetary conditions.

In preparing our Opinion, HFBE has relied on the accuracy and completeness of all information supplied or otherwise made available to HFBE by Rockport. HFBE has assumed that the projections of Rockport used in rendering our Opinion have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Rockport. We have been informed that the financial statements of Rockport described above are the only financial statements of Rockport that are currently available. HFBE has not independently verified such information or assumptions, including any financial forecasts.

HFBE has assumed that there has been no material change in the Company’s financial condition, results of operations, business, or prospects since the date of the last financial statements made available to HFBE. HFBE has not been requested to make and has not made any independent appraisal of any of the assets, properties, or liabilities (contingent or otherwise) of Rockport. Furthermore, HFBE has not undertaken an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims, or other contingent liabilities to which Rockport was or might become a party or was or might become subject, or any governmental investigation of any possible unasserted claims or other contingent liabilities to which Rockport was or might become a party or was or might become subject. In rendering our Opinion, HFBE has not performed any procedures or analysis regarding the potential environmental liabilities of Rockport nor has HFBE considered the impact of changes in the regulatory environment in which Rockport operates.

HFBE has relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments were true and correct in all material respects, (b) each party to the Agreement would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Proposed Transaction would be satisfied in all material respects without waiver thereof, and (d) the Proposed Transaction would be consummated in a timely manner in accordance with the terms described in the Agreement provided to HFBE. HFBE also relied upon and assumed without independent verification that all governmental regulatory and other consents and approvals necessary for the consummation of the Proposed Transaction would be obtained and that no delay, limitations, restrictions, or conditions would be imposed that would result in the disposition of any material portion of the assets of Rockport or otherwise have an adverse effect on Rockport or any expected benefits of the Proposed Transaction.

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Board of Directors

Rockport Healthcare Group Inc.

c/o Harry M. Neer

May 30, 2007

HFBE was not requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction or any alternatives to the Proposed Transaction, (b) negotiate the terms of the Proposed Transaction, or (c) advise the board of directors of Rockport or any other party with respect to alternatives to the Proposed Transaction. Our Opinion is necessarily based on financial, economic, market, and other conditions as in effect on and the information made available to HFBE as of the date of our Opinion.

The Opinion of HFBE was undertaken at the sole behest of and for the sole benefit of the board of directors and the special committee of the board of directors of Rockport, which we understand has been constituted and empowered to consider and pass upon the Proposed Transaction. To the extent a vote of the Company’s stockholders is required or sought, HFBE’s Opinion does not constitute a recommendation to any stockholder of the Company as to how any such stockholder should vote on the Proposed Transaction.

HFBE has not been requested to opine as to, and the Opinion does not address, (a) the underlying business decision of the management and board of directors of Rockport, its securities holders, or any other party to proceed with or effect the Proposed Transaction, (b) the fairness of any portion or aspect of the Proposed Transaction not expressly addressed in our Opinion, (c) the relative merits of the Proposed Transaction as compared to any alternative business strategies that might exist for Rockport or any other party or the effect of any other transaction in which Rockport or any other party might engage, (d) the solvency, creditworthiness, or fair value of Rockport or any other participant in the Proposed Transaction under any applicable laws relating to bankruptcy, insolvency, or similar matters, or (e) whether the consideration to be received pursuant to the Proposed Transaction is the highest or best price that could be obtained in such transaction. No opinion, counsel, or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax, or other similar professional advice. It is assumed that such opinions, counsel, or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, HFBE has relied, with Rockport’s consent, on advice of the outside counsel and the independent accountants to Rockport and on the assumptions of the management of Rockport, as to all legal, regulatory, accounting, insurance, and tax matters with respect to Rockport and the Proposed Transaction. HFBE also has assumed that the final terms of the merger agreements governing the Proposed Transaction will not vary materially from those described in the merger agreements or relevant terms described in our Opinion, as provided to HFBE.

The estimates contained in HFBE’s analyses and the reference valuation ranges indicated by any particular analysis are illustrative and not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analysis. In addition, the analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be purchased or sold, which may depend on a variety of factors, many of which are beyond the control of the Company and HFBE. Much of the information used in, and accordingly the results of, HFBE’s analyses are inherently subject to substantial uncertainty and, therefore, none of Rockport, HFBE, or other parties related to the Proposed Transaction or any other person assumes any responsibility if future results are different from those estimated or indicated. HFBE expresses no opinion herein as to the prices at which the Company’s common stock will trade following the Proposed Transaction.

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Board of Directors

Rockport Healthcare Group Inc.

c/o Harry M. Neer

May 30, 2007

The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to the partial analysis or summary description. Furthermore, in arriving at our Opinion, HFBE has not attributed any particular weight to any analysis or factor considered by it, but rather has made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that our analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In our analyses, HFBE has made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of the Company. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein.

Neither HFBE nor our employees have any present or contemplated future interest in the Company that might tend to prevent us from rendering a fair and unbiased opinion.

Subject to and based upon the foregoing, it is our opinion that, as of the date of this letter, the Proposed Transaction is fair, from a financial point of view, to the existing common stockholders of Rockport.

Sincerely,

/s/ HOWARD FRAZIER BARKER ELLIOTT INC.

HOWARD FRAZIER BARKER ELLIOTT INC.

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